                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-8056
--------------------------------------------------------------------------------

                             MMA Praxis Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         P.O. Box 483   Goshen, IN 46527
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

           BISYS Fund Services   3435 Stelzer Rd.   Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-762-6212

Date of fiscal year end: 12/31/05

Date of reporting period: 6/30/05

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

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                                   MMA PRAXIS
                                  MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005

                     INTERMEDIATE INCOME FUND
                     CORE STOCK FUND
                     VALUE INDEX FUND
                     INTERNATIONAL FUND

[MMA STEWARDSHIP SOLUTIONS LOGO]

                           Focus on the basics

NOTICE OF PRIVACY POLICY & PRACTICES

MMA Praxis Mutual Funds

NOTICE OF PRIVACY POLICY & PRACTICES

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our customers(1). We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

- ACCOUNT APPLICATIONS AND OTHER FORMS -- which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- ACCOUNT HISTORY -- including information about the transactions and balances in a customer's account(s); and

- CORRESPONDENCE -- written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties that are not affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

- AS AUTHORIZED -- if you request or authorize the disclosure of the information.

- AS PERMITTED BY LAW -- for example sharing information with companies who maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

- UNDER JOINT AGREEMENTS -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

- to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of MMA Praxis Mutual Funds; and

- to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of MMA Praxis Mutual Funds.

[MMA STEWARDSHIP SOLUTIONS LOGO]

-----------
(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to MMA Praxis Mutual Funds, but do not invest in MMA Praxis Mutual Funds shares.

                                   MMA PRAXIS
                                  MUTUAL FUNDS

                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2005

                     INTERMEDIATE INCOME FUND
                     CORE STOCK FUND
                     VALUE INDEX FUND
                     INTERNATIONAL FUND

                                                               TABLE OF CONTENTS

Table of contents

MESSAGE FROM THE PRESIDENT ....................    1

MMA PRAXIS STEWARDSHIP INVESTING UPDATE .......    6

MMA PRAXIS INTERMEDIATE INCOME FUND
   Portfolio managers' letter .................   10
   Performance review .........................   12
   Schedule of portfolio investments ..........   14
   Statement of assets and liabilities ........   21
   Statement of operations ....................   22
   Statements of changes in net assets ........   23
   Financial highlights .......................   24

MMA PRAXIS CORE STOCK FUND
   Portfolio managers' letter .................   27
   Performance review .........................   30
   Schedule of portfolio investments ..........   32
   Statement of assets and liabilities ........   35
   Statement of operations ....................   36
   Statements of changes in net assets ........   37
   Financial highlights .......................   38

MMA PRAXIS VALUE INDEX FUND
   Portfolio managers' letter .................   41
   Performance review .........................   42
   Schedule of portfolio investments ..........   44
   Statement of assets and liabilities ........   52
   Statement of operations ....................   53
   Statements of changes in net assets ........   54
   Financial highlights .......................   55

MMA PRAXIS INTERNATIONAL FUND
   Portfolio manager's letter .................   58
   Performance review .........................   60
   Schedule of portfolio investments ..........   62
   Statement of assets and liabilities ........   68
   Statement of operations ....................   69
   Statements of changes in net assets ........   70
   Financial highlights .......................   71

NOTES TO FINANCIAL STATEMENTS .................   73
MANAGEMENT OF TRUSTEES ........................   83

Glossary of Terms

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital Index-Europe, Australia and the Far East Index (MSCI-EAFE) is an unmanaged Morgan Stanley Capital International Index that is designed to measure the performance of the developed stock markets of Europe, Australia and the Far East.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Barra Value Index (the "S&P 500/Barra Value Index") is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.

The MSCI AC World Free-(ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Gross Domestic Product (the "GDP") is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the "CPI") is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the "P/E Ratio") is a valuation ratio of a company's current share price compared to its per-share earnings.

The Lipper Intermediate Investment Grade Debt Funds Category consists of mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

The Lipper Large-Cap Core Funds Category consists of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

For the 1 year period ended 6/30/05, the MMA Praxis Core Stock Fund ranked 671 out of 908 funds within Lipper's Large-Cap Core funds category. For the 5 year period ended 6/30/05, the Fund ranked 160 out of 618. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

The Lipper Large-Cap Value Funds Category consists of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

For the 1 year period ended 6/30/05, the MMA Praxis Value Index Fund ranked 160 out of 436 funds within Lipper's Large-Cap Value funds category. For the 5 and 10 year periods ended 6/30/05, the Fund was not ranked. The Lipper ranking is based on total return and does not reflect a sales charge.

The Lipper International Multi-Cap Core Funds Category consists of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

For the 1 year period ended 6/30/05, the MMA Praxis International Fund ranked 182 out of 273 funds within Lipper's International Multi-Cap Core funds category. For the 5 year period ended 6/30/05, the Fund ranked 144 out of 165. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

A

                                                      MESSAGE FROM THE PRESIDENT

MESSAGE FROM THE PRESIDENT
FINANCIAL MARKETS IN REVIEW

Dear MMA Praxis Shareholder:

Stocks rebounded a bit in the second quarter, narrowing the losses from the first quarter. The Standard & Poor's 500 is essentially flat for year-to-date, posting a loss of (0.81 percent) through June 30, 2005, while the Barra Value Index (essentially the value style stocks in the S&P 500) was just positive with a gain of .09 percent. Comparing value and growth, value continued its multiyear outperformance, with the Barra Growth Index losing 1.73 percent, while the Barra Value Index was up just slightly, as previously noted. REITs (real estate investment trusts), had another strong quarter, with a gain of more than 15 percent, as measured by the Wilshire REIT Index. Foreign stocks, measured in dollar terms, struggled in the first half of 2005, posting a return of (1.17 percent).

On the fixed-income side, investors demonstrated some confusion regarding the direction of interest rates and moved bond prices in different directions throughout the first half of the year. At the end of June, the Lehman Aggregate Bond Index was up 2.51 percent.

                                  FIRST QUARTER 2005   SECOND QUARTER 2005   YEAR TO DATE 2005
                                   (1/1/05-3/31/05)      (4/1/05-6/30/05)     (1/1/05-6/30/05)
                                  ------------------   -------------------   -----------------
S&P 500 Index(1)                         -2.15%               1.37%              -0.81%
                                         -----               -----               -----
Lehman Brothers Aggregate
Bond Index(1)                            -0.48%               3.01%               2.51%
                                         -----               -----               -----
S&P 500/Barra Value Index(1)             -2.43%               2.58%               0.09%
                                         -----               -----               -----
MSCI EAFE Index(1)                       -0.17%              -1.01%              -1.17%
                                         -----               -----               -----

DON'T BELIEVE EVERYTHING YOU READ

Recently, we've had some inquiries from clients and advisors about the "inevitable" impending doom we face. The forces supposedly leading us to doom vary - sometimes it's inflation, sometimes it's the current account deficit, sometimes it's the budget deficit, or it can be something else entirely - but the unified theme is that something bad is going to happen, and the question is what are we doing about it. There are two parts to this response. First is the question of whether doom is really knocking on our doorstep, and the other is what we're doing to help protect the funds you, the shareholder, entrust to MMA Praxis.

The media - print, television, the Internet - are the main sources of information for the average investor. Like many of you, we read the newspaper in the morning with our coffee. Some of us check the Internet a couple times a day to see what's going on in the world, and turn on the TV when we get home and watch the news (some investors even let CNBC run in the background all day long). All of these sources have become intertwined with our daily lives, and we trust the information they provide us is accurate and reliable. We have a tendency to assume we're getting all the relevant information we need from these sources, and that we can use that information to form opinions about politics, what the weather is going to be like tomorrow, and how we should invest. It would be easy at this point in the commentary to launch into a missive about whether this source or that source has a political agenda or a liberal/ conservative bias, but that's not what we want to focus on here. Instead, we want to address a broader issue: the importance of considering the source.

Media companies are businesses. Their job is to make money, just like most other businesses. The Wall Street Journal is owned by Dow Jones & Company, a publicly traded stock. CNBC is 80 percent owned by General Electric and 20 percent controlled by Vivendi Universal, both public companies. Many other newspapers, magazines, and television stations are owned by publicly traded companies, and many are

----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

privately owned as well. But they all want to make a profit, and a big source of profit is advertising. And the larger the audience, the more advertising dollars they can command.

The media company's logical strategy, therefore, is to reach and retain as many sets of eyeballs as it can. There are lots of ways to do this, but the biggest one for investment-oriented sources is creating a sense of urgency - especially urgency that appeals to the two main drivers of investor psychology: greed and fear. The buttons most frequently pushed by the financial media are in stories purporting to name the next stock that's poised for huge gains (greed), and warnings of impending disasters (fear). If you've ever watched CNBC, you know exactly what we're talking about: a constant stream of information whizzes by throughout the day, letting you know what's going up and what's going down. Each "segment" lasts just a few minutes and usually proceeds at a breakneck pace, with guests and hosts always focusing in on "actionable" information.

The popularity of articles with headlines like, "The one stock you need to own right now" or "Five stocks to avoid," tells you something about the tone the media is trying to establish. You don't want to miss out on "the next big thing" and perhaps even more importantly, you don't want to get caught making a big mistake. Our observation has been that the fear-oriented headlines become more common during shaky market environments, and the greed-oriented pieces usually show up more often when things are going well. This makes perfect sense: by appealing to the prevailing emotions of investors at any point in time, the media is more likely to attract and retain subscribers, which enables them to attract more advertisers and charge higher rates. Obviously, that's good for their bottom line.

Unfortunately, this isn't necessarily in the best interests of investors. Lots of studies have shown that frequent traders - as a whole - perform worse than those who trade less frequently. This probably relates to a wide range of decision errors. The field of behavioral finance has covered many of these at great length. Case in point. Investors tend to place way too much emphasis on the short-term results of an investment manager. Anecdotally, it seems investors are more willing than ever to hop from one mutual fund to another, chasing good performance in the hope of boosting their own returns. Recent research confirms that this is the case. According to the Investment Company Institute, the annual turnover rate of shares by equity fund investors in 2000 was 39.6 percent, up from 6 percent in 1970. Studies have shown that all of this buying and selling only leaves investors worse off: In aggregate, mutual fund investors have actually underperformed mutual funds!

Another important fact is that investors tend to perceive the risk to be the greatest once the market has already substantially declined in value. The media companies know this. Thus, their emphasis during these times is often on issues that investors should fear. After all, this is what investors are thinking about. The problem with this is that after the market has already declined sharply, it's usually the worst possible time to be selling. Why is this? Because the prevailing fears of investors have already been priced into the market, and oftentimes valuations are far more attractive than they were before the decline began (when, ironically, many investors felt there was very little risk with the market). So the increased fears promulgated by the media effectively encourage investors to do the worst possible thing: sell when you should be holding or possibly even buying.

With the exception of 2003 and the final few months of 2004, the stock market as a whole has not performed well over the past five years (though some asset classes did well, such as REITs and value stocks). Therefore, it makes sense the media would currently be giving a lot of attention to all the negatives and risks. They know investors are probably feeling a bit scared and are frustrated with a low five-year return number, especially given how much money many of them lost in the 2000 to 2002 bear market. We would expect this, and it could continue for a long time. It's important to emphasize that we're

----------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

not saying that the media deliberately disseminates untruthful information (although in the rush to be the first to break a story, they are often wrong and provide incomplete or unintentionally misleading analysis). However, we are postulating that you often do not receive complete and objective information from the popular financial media, and both individual investors and advisors would be well served to keep this in mind when they're forming opinions about the markets and the investment landscape in general.

Not all sources of information have spin. Many are responsible about their research and how they present their points, although in our experience these are far fewer in number than the standard financial media providers. We read much of the same print media as everyone else: The Wall Street Journal, the New York Times, Business Week, Fortune, Forbes, Smart Money and so on, with a careful awareness of the issues we mentioned above. But the places we go to get high-quality analysis tend to be research-oriented firms whose businesses usually depend on their reputation for careful, objective analysis, rather than advertising revenues. At MMA, we get data from many different sources, which enables us to cross-reference and carefully evaluate the validity of what's going on in the investment and economic worlds.

IS THE MEDIA OVERSTATING THE BIG-PICTURE RISKS?

We're not denying the validity of the risks everyone is talking about. The current account deficit is worrisome and increases the risk of a dollar crash and the financial market chaos that would ensue. On the other hand, the dollar has already declined substantially from its peak levels, so perhaps it's only a matter of time until the current account deficit numbers improve. Clearly, a dollar crash would be bad for all countries. Thus, central banks of the world would likely take unified action to defend against such an outcome. The U.S. budget deficit is also massive, and with a huge deficit comes the potential for higher interest rates, reduced public sector spending, or higher taxes. But while the budget deficit is very large in dollar terms, it's only 3.3 percent of Gross Domestic Product(1) and has actually been improving in recent months. Housing prices have been soaring in many markets around the country, and they could be due for a recession-inducing pullback. But this varies significantly from market to market, and not all analysts agree that a housing crisis - and the resulting impact on consumer spending - is imminent. These risks are all real, but what you often don't hear in the media is a balanced analysis or additional context that helps provide a more complete picture of the issue and the uncertainties that surround it.

As of this writing, our valuation model currently shows the S&P 500 as being close to fair value (perhaps a bit below). This surely doesn't bode well for generating above-average returns, especially in light of the significant macro risks previously noted. A very simplistic analysis of return expectations goes something like this: assuming that valuations are close to "fair," we would expect to earn about 2 percent per year in dividends. If earnings grow at 3.5 percent on average (a conservative number, which is about half their long-term average growth rate), we'd be looking at returns of roughly 5 - 6 percent for large company stocks for the next few years.

At MMA Praxis, our analysis always comes back to valuations. There is never a shortage of things to worry about, but understanding the extent to which those risks are already being reflected in market prices is the key to making good investment decisions. The obligation of investors who elect to entrust their investment dollars to MMA Praxis is to understand the risks associated with each of our different mutual funds, and select the one that best reflects their tolerance for risk, their investment time horizon and financial planning goals.

----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

PORTFOLIO PERFORMANCE
MMA PRAXIS INTERMEDIATE INCOME FUND

MMA Praxis Intermediate Income Fund Class A Shares (NAV) provided a total return of 2.15 percent* while the Class B Shares (NAV) posted gains of 1.92 percent* for the first six months of 2005. These returns lagged the benchmark established for the Income Fund (Lehman Aggregate Bond Index(1)), which returned
2.51 percent over the same time period. Compared to its Lipper peer group, the A Shares fund exceeded the average intermediate term bond fund category average (467 funds), which gained 2.05 percent. For an in-depth analysis of this fund's strategy, please read the co-portfolio managers' commentary found later in this report.

INVESTMENT CONSIDERATIONS:

Intermediate Income Fund

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Bond funds are also subject to the risk that principal value reacts in opposition to the movement of interest rates and that rising interest rate environment increases the risk of loss of principal.

MMA PRAXIS CORE STOCK FUND

MMA Praxis Core Stock Fund Class A Shares (NAV) returned (1.60 percent)* for the six-month period ended June 30, 2005 while the Class B Shares (NAV) generated a return of (1.92 percent)*. These returns were less than the established benchmark for the core stock fund, which returned (0.81 percent). According to Lipper, the core stock fund's year-to-date 2005 performance landed it in the 63rd percentile among its large-cap core peer group (933 funds). On a longer-term basis, the fund (A Shares NAV) has delivered a total return of 4.20 percent* over three years and (1.62 percent)* cumulative returns over the past five years. Lipper reports that the A Shares of the core stock fund was ranked in the 82nd and 26th percentile among their peer category group based on the three and five year numbers cited above. The co-portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the fund's relative performance.

INVESTMENT CONSIDERATIONS:

Core Stock Fund

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MMA PRAXIS VALUE INDEX FUND

As noted in the introductory comments, value once again outperformed a growth style of investing for the first half of 2005. For the first six months, the MMA Praxis Value Index Fund A Shares (NAV) were up 0.08 percent* while the B Shares posted a slight loss of (0.06 percent)*. The benchmark index for this fund, the S&P 500/BARRA Value Index(1), gained 0.09 percent (Note: it is not possible to invest directly in an index, which does not incur expenses

INVESTMENT CONSIDERATIONS:

Value Index Fund

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

-------------

* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

For the 1 year period ended 6/30/05, the MMA Praxis Intermediate Income Fund ranked 275 out of 451 funds within Lipper's Intermediate Investment Grade Debt funds category. For the 5 year period ending June 30, 2005, the Fund ranked 185 out of 213. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

For the 1 year period ended 6/30/05, the MMA Praxis Core Stock Fund ranked 671 out of 908 funds within Lipper's Large-Cap Core funds category. For the 5 year period ending 6/30/05, the Fund ranked 160 out of 618. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

For the 1 year period ended 6/30/05, the MMA Praxis Value Index Fund ranked 160 out of 436 funds within Lipper's Large-Cap Value funds category. For the 5 and 10 year periods ending 6/30/05, the Fund was not ranked. The Lipper ranking is based on total return and does not reflect a sales charge.

like an index fund). Among its Lipper peer universe, the A Shares 2005 year-to-date performance placed the fund in the 52nd percentile (447 funds). Over the past three years, the A Shares have delivered average annualized returns of 9.19 percent* (25th percentile).

MMA PRAXIS INTERNATIONAL FUND

After a relatively quiet first quarter, the second quarter was a volatile period for the international markets. The rising U.S. dollar took a toll on some of the positive returns generated by international equities, particularly in May and June. MMA Praxis International Fund Class A Shares (NAV) returned (2.08 percent)* and the Class B Shares (NAV) posted a loss of (2.43 percent)*. The fund underperformed its benchmark, the MSCI AC World Free-(ex. U.S.) Index(1) (the "MSCI Index"), which was down (1.17 percent). Among its Lipper peer category group (289 funds), the Class A Shares ranked in the 77th percentile.

INVESTMENT CONSIDERATIONS:

International Fund

International investing involves increased risk and volatility. Among others, additional risks include fluctuations in currency exchange rates, differences among various countries in how taxes are computed and paid, differences in accounting standards which can result in different valuations for similar companies, and differences in auditing and financial reporting practices.

During the past two years, socially responsible investors in international funds have struggled to compete with their non-SRI competitors and the benchmark MSCI Index. Our screening process excludes many large energy companies, mining firms (commodities) and emerging companies in countries like China and Russia, where it is difficult to obtain data on corporate behavior in the areas of respecting the environment and human rights. Research over the years reveals we will encounter periods of time (some lasting several years) where our commitment to stewardship investing principles will result in lagging investment performance. However, over a longer period of time, we believe the application of social screens will not inevitably lead to poor performance. We appreciate your patience as we wait for improved relative performance. Please read the commentary from the portfolio managers of the MMA Praxis International Fund for an in-depth analysis of the fund's performance and an understanding of the current investment strategy.

CLOSING THOUGHTS

Winston Churchill once said, "A pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty." Despite our belief that returns could be lower than their long-term historical averages over the next few years, we see opportunities and believe that respectable returns can be attained.

As long-term investors, we expect volatility to be our friend by occasionally creating opportunities to buy stock and bonds at bargain prices. We also continue to expect our investment managers to add value over and above their benchmarks, based on the extensive due diligence we have done and continue to do. In short, we believe that our strengths - our disciplined approach to investing, attention to risk and securities valuations, and stewardship investing criteria that lead us to companies that have demonstrated sound management and ethics - will continue to be rewarded in this environment.

As always, we are committed to staying focused and doing all we can to achieve investment success on your behalf. Thank you for your continued trust and confidence in the MMA Praxis Mutual Funds.

Sincerely,

/S/ John L. Liechty
------------------------
John L. Liechty

President, MMA Praxis Mutual Funds

----------------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

For the 1 year period ended 6/30/05, the MMA Praxis International Fund ranked 182 out of 273 funds within Lipper's International Multi-Cap Core funds category. For the 5 year period ending 6/30/05, the Fund ranked 144 out of 165. It was not ranked for the 10 year period. The Lipper ranking is based on total return and does not reflect a sales charge.

MMA PRAXIS STEWARDSHIP INVESTING UPDATE

MMA PRAXIS STEWARDSHIP INVESTING UPDATE

STUDY SEES SRI PRACTICES BECOMING MAINSTREAM

A global study by Mercer Investment Consulting, the Canadian arm of Marsh & McLennon, was released in April of this year and involved surveys completed by 190 regional investment firms managing $30 trillion. Its aim was to test what socially responsible investing ("SRI") practices would become if picked up by mainstream (or non-SRI investment managers) within 10 years. The results indicated that a surprising number of investment managers saw their industry trending toward various SRI practices:

- 89 percent saw active ownership (shareholder advocacy/proxy voting) becoming mainstream.

- 73 percent thought the incorporation of environmental and social data in decision making would be picked up by non-SRI managers.

- 65 percent saw the use of positive or negative screens gaining broad-based acceptance.

Perhaps not surprisingly, opinions were not evenly shared around the world. The United States was the primary dissenter, with 60 percent saying screening or use of environmental and social data would never become a mainstream investment practice. In contrast, eight out of 10 Asian/Australian investment managers believe all SRI practices will become mainstream within the next decade.

A summary of the Mercer study and data behind the study can be accessed at http://www.merceric.com/knowledgecenter/reportsummary.jhtml?idContent=1174905.

WHAT TO DO ABOUT WAL-MART?

Wal-Mart, the discount retail behemoth, is a company many love to hate. Its sheer size and market dominance in several sectors mean its actions - both positive and negative - are headline news and have industry impact far beyond the company's own borders. The company's single-minded dedication to lowering prices has prompted great innovation and also generated substantial concern as Wal-Mart's economic and social impact ripple across the globe. Some social investors would have MMA avoid Wal-Mart completely. However, MMA believes Wal-Mart, in all its complexity, is too important to ignore - for both social and financial reasons. It is then critical that we exercise our shareholder rights and responsibilities to make a positive impact for the benefit of employees, vendors, and stockholders at Wal-Mart and the many industries it influences. The company has been part of MMA's stewardship investing universe for many years, but has just recently re-entered the MMA Praxis Core Stock Fund*.

As part of its shareholder advocacy efforts, MMA Praxis and other members of the Interfaith Center of Corporate Responsibility (ICCR) co-filed a resolution earlier this year on the issue of Wal-Mart's social and environmental sustainability. Sustainability is a business model that instructs companies to take into consideration the needs and interests of various stakeholders as an integral part of sustaining their business, communities, and the environment for future generations. Sustainability also entails measuring and reporting corporate performance against economic, social, and environmental criteria. The goal of the resolution addresses Wal-Mart's definition of sustainability; current company policies and practices related to sustainability; and, Wal-Mart's long-term plans to integrate sustainability objectives throughout its organization. Shareholders have requested the Wal-Mart Board of Directors prepare a sustainability report, at reasonable expense and omitting proprietary information, by December 2005.

Concerned shareholders are having an impact. At Wal-Mart's June 3, 2005, annual meeting the sustainability resolution received an impressive positive vote of
15.2 percent of all outstanding shares. This represents the support of more than one-quarter of all shares outside the Walton family. The company agreed at the meeting that it would issue a sustainability report, but declined to set a timetable. A second ICCR-sponsored resolution seeking the disclosure of Wal-Mart's Equal Employment Opportunity data received a positive vote of 18.8 percent.

----------------
* Wal-Mart is a current holding of MMA Praxis Core Stock Fund. Wal-Mart is not a past or present holding of MMA Praxis International, Intermediate Income, or Value Index funds.

During ICCR's February 2005 meeting with Wal-Mart, CEO Lee Scott traveled to New York (an almost unheard of act of deference to ICCR's own clout) to meet with more than 60 shareholders about a wide range of issues - including the long term viability/sustainability of Wal-Mart's business model. After five years of ICCR work on vendor standards with Wal-Mart, Mr. Scott now includes the company's new standards and monitoring program as his answer to the constant drive to reduce prices and its potentially negative impact on those producing the products. Wal-Mart has launched a 2,000-member division to monitor and maintain its vendor standards (thus supposedly providing upward pressure to counter the downward) at over 35,000 different production facilities. While the effectiveness of this "solution" is not yet clear, it is an act of responsiveness that Wal-Mart wouldn't even have considered 5 years ago. It also lays the foundation for further engagement with ICCR in the future. MMA will be participating in a one day Wal-Mart strategy session with other faith-based investors prior to ICCR's fall meeting in September.

Finally, socially concerned investors representing over $35 billion in assets have recently developed a set of guidelines for the siting and development of big-box retail stores (including Wal-Mart). Shareholders will be working with a range of companies beginning this fall to discuss ways more careful attention to this issue can help avoid costly delays and damage to reputations from challenged development, while improving community relations.

SHAREHOLDERS CELEBRATE PEPSICO'S FIRST GLOBAL AIDS POLICY AND REPORT

Following a number of meetings between shareholders, PepsiCo executives, and representatives of the Global Business Coalition on HIV/AIDS, PepsiCo has launched a new company-wide policy responding to the HIV/AIDS pandemic. In response to three years of work by concerned shareholders, which was lead by MMA, the company made significant strides in its policy and approach. The lack of a clear treatment commitment for its employees was strengthened, as were sections on PepsiCo's work with its broader community and other sectors of society. The company has also released its first HIV/AIDS report, articulating the impact the disease has, or may soon have, on its business prospects around the world. This report is still in its early stages and will deepen as the company's new programs get established. The report does follow the standards for HIV/AIDS reporting established under the Global Reporting Initiative, through a program funded by the Bill & Melinda Gates Foundation. I attended PepsiCo's annual meeting in May and reported on the progress the company has made from the shareholder's perspective. You can find the new policy and report under "HIV/AIDS Initiatives" in the Citizenship section of Pepsi's corporate Web site (www.pepsico.com). MMA's statement at the PepsiCo annual meeting and more information on MMA's shareholder advocacy efforts can be found in the stewardship investing section of www.mmapraxis.com.**

UNITED KINGDOM RELIGIOUS INVESTORS VISIT MMA

In June, MMA played host to two representatives of the institutional faith-based investment community in the United Kingdom. Bill Seddon, Investment Manager of Central Finance Board of the Methodist Church, and John Cunningham, the Financial Secretary of the Roman Catholic Diocese of Plymouth, England, and the elected Chair of the newly established Church Investors Group (CIG), visited MMA's corporate headquarters as part of their tour of prominent, American religious investment institutions. Seddon and Cunningham wanted to learn more about MMA's stewardship investing approach and how faith-based ethics are integrated into our holistic stewardship philosophy.

Seddon stated, "The churches [in the United Kingdom and around the world] already have very similar views on the ethical issues relating to investment. Now we are committed to working together in our dealings with the business community. It will be an excellent witness for the churches, both large and small, to speak to company management with a single voice when addressing ethical concerns."

Both Seddon and Cunningham emphasized their belief that the international Christian community should work together in understanding the impact and opportunities in investing. They are actively

----------------
** PepsiCo is a current holding of MMA Praxis Core Stock Fund. PepsiCo is not a present holding of MMA Praxis International, Intermediate Income, or Value Index funds.

nurturing relationships with faith-based investment organizations in Australia, South Africa, Asia, and elsewhere. The two spent 10 days visiting organizations located within the United States, discussing shared values and exploring partnership opportunities. Both felt the trip to Goshen (the second visit to our office by a representative of the Central Finance Board in 12 months) and discussion of MMA's stewardship investing philosophy were very valuable.

The day's discussion touched on a wide range of subjects, from products and services to the social and political characteristics that make serving the church in the United States and the United Kingdom both similar and different. The visit underscored the value and potential of building ties and nurturing collaborative opportunities within the international faith community.

SIF STUDY HIGHLIGHTS PROXY VOTING BEST PRACTICES

A new study from the Social Investment Forum US ("SIF"), Mutual Funds, Proxy Voting, and Fiduciary Responsibility: How do funds rate on voting their proxies and disclosure practices?, released in April, highlights the important role SRI funds have played in leading the way in proxy voting disclosure policy and practice. The study compared the top 10 conventional mutual fund families and the top 10 SRI fund families - including MMA Praxis Mutual Funds - on a number of issues related to proxy voting. The study noted that not only are SRI funds stronger on social and environmental issues - which might be expected - but also on issues of corporate governance.

The report also established current "best practices" for the articulation and disclosure of proxy voting policies and guidelines and ease of access to this information. MMA made the "leaders" list in the areas of Quality of Proxy Guidelines, Ease of Finding Proxy Guidelines, and Ease of Finding Proxy votes. All fund families were encouraged to increase customer service training and knowledge on this issue.

The MMA Praxis proxy voting guidelines and live proxy voting record can be found on the Web (www.mmapraxis.com).

NEW INVESTMENTS BY MMA COMMUNITY DEVELOPMENT INVESTMENTS

MMA seeks to address the plight of poor and disadvantaged communities in the United States and around the world by pursuing an aggressive program of community development investing. Fueled by the growth of the MMA Praxis Mutual Funds (which invest at least 1 percent in community investments) and other MMA related entities, MMA Community Development Investments has made the following new investments:

- $200,000 in Bank 2, a native American-owned community development bank in Oklahoma.

- $250,000 increase to Illinois Facilities Fund to support its facilities lending to faith-based institutions.

- $500,000 in the Global Commercial Microfinance Consortium, backed by Deutsche Bank, to support lending to high-quality microfinance organizations around the world.

- $250,000 in Equal Exchange, a fair-trade marketing and distribution organization.

- $200,000 in Self-Help Ventures Fund to support its lending to disadvantaged communities in the Charlotte, NC, area.

- $100,000 in Hope Community Credit Union, a faith-based credit union serving low-income communities in the Mississippi Delta.

- $100,000 in Northwest Baptist Federal Credit Union, a faith-based credit union in Seattle specializing in serving the needs of the disabled.

- $200,000 in People's Self Help Housing Corporation, providing affordable housing in Southern California.

Mark A. Regier
Stewardship Investing Services Manager

----------------
Some of the companies listed in the above update may be investments within one or more of the MMA Praxis Mutual Funds. Please check the fund's Schedule of Portfolio Investments for a complete list of holdings as of 6/30/05.

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                                                                               9

MMA PRAXIS INTERMEDIATE INCOME FUND

MMA PRAXIS INTERMEDIATE INCOME FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Bond funds are also subject to the risk that principal value reacts in opposition to the movement of interest rates and that rising interest rate environment increases the risk of loss of principal.

Economic growth during the first half of the year was roughly 3.5 percent with a strong first quarter followed by a mini-inventory correction, and a rebound by June. Variation in growth perceptions as economic data rose, slumped and then rebounded and led to large swings in rates. The 10-year Treasury performance illustrated this with rates initially rising to 4.64 percent in late March, then plummeting to 3.88 percent in June, before moving back nearly 4 percent to end the first half.

While long rates were declining, short rates continued their upward march. The Federal Open Market Committee (FOMC) met four times during the first half of the year and raised the Federal Funds rate .25 percent each time, leaving the rate at its current 3.25 percent. This kept short-term rates moving up while long rates fell, resulting in a very flat yield curve.

Economic data seemed to reveal a steadily growing economy that is getting closer to fully utilizing capacity, potentially leading to somewhat higher inflation. Forecasts for inflation moved up modestly, mainly due to high oil prices. Employment gains, while very volatile, on a month-to-month basis, held at the 175,000 per month rate that has characterized much of this expansion.

The fund benefited from its overweight in A-rated Corporates, its yield curve positioning, and its duration strategy of gradually lengthening maturities when rates rose, and reducing duration when rates fell. The fund also benefited from its relatively low exposure to the auto sector relative to our benchmark.(1)

OUTLOOK

The outlook for the second half of the year remains favorable. Despite higher short-term interest rates, a stronger dollar and high oil prices, household incomes continue to grow and investment spending remains strong. We believe that growth can be sustained in the 3 percent - 3.5 percent range for the rest of the year.

Inflation appears to be rising slowly but not out of line with past recoveries. If growth overseas slows for a quarter or two, inflationary pressures from supply shortages should ease allowing inflation from those sources to ease. The biggest risk is the steady increase in unit labor costs. We believe these pressures will remain moderate for the rest of 2005.

----------------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

With solid growth and only moderate inflation, we expect short-term interest rates to rise as the Fed pushes the Fed Funds rate to 3.75 percent - 4 percent. This push from the Fed, combined with growth at a rate that is still fast enough to push the unemployment rate slightly lower, should lead to higher long bond rates. On the other hand, the huge savings flows from overseas sources and domestic corporations have held long rates lower than one would expect and we expect this to continue to temper the upward trend, despite the small revaluation of the Chinese Yen.

Our strategy still calls for a defensive posture to protect against higher rates and the risk of spread widening as Fed policy moves to a more neutral status.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Benji Bailey, CFA(R)
MMA Praxis Intermediate Income Fund Co-Manager

----------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS INTERMEDIATE INCOME FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/05

[BAR CHART]

                     INCEPTION
                        DATE               1 YEAR             3 YEAR           5 YEAR           10 YEAR
                     ---------             ------             ------           ------           -------
Class A               5/12/99               5.97%              5.22%            6.17%            5.53%
Class A*              5/12/99               2.01%              3.88%            5.35%            5.12%

Class B                1/4/94               5.50%              4.74%            5.72%            5.12%
Class B**              1/4/94               1.50%              4.13%            5.56%            5.12%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

*  Reflects maximum front-end sales charge of 3.75%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

GROWTH OF $10,000 INVESTMENT 6/30/95 TO 6/30/05

[LINE GRAPH]

                                  Lipper Intermediate Investment        Lehman Brothers
          Class A*    Class B      Grade Bond Funds Average (2)     Aggregate Bond Index (1)
          --------    -------     ------------------------------    ------------------------
Jun-95      9621       10000                 10000                           10000
            9780       10165                 10196                           10190
           10148       10547                 10631                           10617
            9956       10348                 10442                           10429
Jun-96      9937       10328                 10502                           10474
           10108       10505                 10696                           10667
           10373       10782                 11017                           10982
           10281       10685                 10955                           10924
Jun-97     10599       11017                 11358                           11305
           10892       11320                 11735                           11664
           11162       11602                 12080                           11946
           11322       11768                 12268                           12132
Jun-98     11553       12008                 12555                           12396
           12025       12498                 13086                           12872
           11976       12448                 13130                           12887
           11891       12359                 13065                           12836
Jun-99     11884       12227                 12950                           12704
           12018       12298                 13038                           12785
           11947       12211                 13022                           12761
           12144       12402                 13309                           13012
Jun-00     12215       12476                 13541                           13181
           12550       12794                 13949                           13568
           12906       13149                 14536                           14112
           13285       13523                 14977                           14554
 1-Jun     13351       13579                 15061                           14618
           13899       14124                 15756                           15254
           13756       13966                 15763                           15271
           13663       13860                 15778                           15260
 2-Jun     14147       14339                 16361                           15653
           14805       14992                 17110                           16193
           14997       15172                 17380                           16537
           15179       15344                 17622                           16827
 3-Jun     15534       15687                 18062                           17337
           15519       15639                 18036                           17334
           15547       15649                 18093                           17432
           15914       16000                 18574                           17870
 4-Jun     15550       15616                 18120                           17436
           15987       16038                 18699                           17963
           16133       16165                 18878                           18179
           16071       16086                 18787                           18092
 5-Jun     16479       16475                 19353                           18615


For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/95 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

 * Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

(2) The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Bond Funds Average does reflect the expenses associated with the mutual funds found in the Lipper category. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (UNAUDITED)

                                                                                     PRINCIPAL
                                                                                      AMOUNT        VALUE
                                                                                     ---------    ----------
ASSET BACKED SECURITIES (2.4%)
     Fleet Credit Card Master Trust II, Class A, 5.60%, 12/15/08 ...............     1,000,000    $1,015,194
     Ford Credit Auto Owner Trust, 4.17%, 1/15/09 ..............................     1,000,000     1,002,390
     Honda Auto Receivables Owner Trust, 4.15%, 10/15/10 .......................     1,000,000     1,002,430
     Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10 ...................     1,018,000     1,013,018
     MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10 ........     1,000,000       982,930
     MBNA Credit Card Master Note Trust, Series 2005-A1, 4.20%, 9/15/10 ........     1,000,000     1,005,682
     Regions Auto Receivables Trust, 2.63%, 1/16/07 ............................       137,101       136,939
     Standard Credit Card Master Trust, Series 1994-2, 7.25%, 4/7/08 ...........       715,000       732,888
                                                                                                  ----------
TOTAL ASSET BACKED SECURITIES ..................................................                   6,891,471
                                                                                                  ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (2.2%)
     Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41 ...............     1,000,000     1,042,200
     Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42 + .............     1,000,000     1,009,880
     Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41 ...............     1,000,000     1,007,853
     JP Morgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46 ............     1,000,000     1,012,774
     JP Morgan Securities, Inc., 4.50%, 9/25/34 ................................       917,476       911,754
     Morgan Stanley Capital, 5.01%, 1/14/42 + ..................................     1,000,000     1,030,561
                                                                                                  ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ......................................                   6,015,022
                                                                                                  ----------

CORPORATE BONDS (32.1%)
AGRICULTURAL SERVICES (0.6%)
     Cargill, Inc., 7.50%, 9/1/26 (a) ..........................................     1,250,000     1,618,015
                                                                                                  ----------
AUTOMOTIVE (0.4%)
     Lear Corp., Series B, 8.11%, 5/15/09 ......................................     1,000,000     1,034,040
                                                                                                  ----------
BROADCASTING/CABLE (0.7%)
     Comcast Corp., 5.85%, 1/15/10 .............................................     1,000,000     1,057,551
     Cox Communications, Inc., 4.63%, 1/15/10 ..................................     1,000,000       997,360
                                                                                                  ----------
                                                                                                   2,054,911
                                                                                                  ----------
BROKERAGE SERVICES (1.3%)
     Goldman Sachs Group, 6.65%, 5/15/09 .......................................     1,000,000     1,082,845
     Legg Mason, Inc., 6.75%, 7/2/08 ...........................................     1,300,000     1,398,479
     Lehman Brothers Holdings, 7.00%, 2/1/08 ...................................     1,000,000     1,067,702
                                                                                                  ----------
                                                                                                   3,549,026
                                                                                                  ----------
COMMERCIAL BANKS (1.3%)
     Bank of America Corp., 7.75%, 8/15/15 .....................................     1,000,000     1,240,490
     Corporation Andina de Fomento, 5.20%, 5/21/13 .............................     1,000,000     1,023,021
     State Street Corp., 7.35%, 6/15/26 ........................................     1,000,000     1,284,560
                                                                                                  ----------
                                                                                                   3,548,071
                                                                                                  ----------
COMMERCIAL BANKS--SOUTHERN U.S. (0.7%)
     Bank One Texas, 6.25%, 2/15/08 ............................................     1,950,000     2,054,721
                                                                                                  ----------
COMPUTER SERVICES (0.4%)
     Unisys Corp., 8.13%, 6/1/06 ...............................................     1,000,000     1,022,500
                                                                                                  ----------
CONSTRUCTION (0.8%)
     D.R. Horton, Inc., 8.50%, 4/15/12 .........................................       500,000       545,013
     KB Home, 8.63%, 12/15/08 (b) ..............................................       500,000       542,062
     Lafarge North America, 6.38%, 7/15/05 .....................................     1,000,000     1,000,504
                                                                                                  ----------
                                                                                                   2,087,579
                                                                                                  ----------
CONSUMER GOODS & SERVICES (0.7%)
     VF Corp., 8.10%, 10/1/05 ..................................................     1,950,000     1,968,954
                                                                                                  ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                               PRINCIPAL
                                                                                AMOUNT       VALUE
                                                                               ---------   ----------
CORPORATE BONDS, CONTINUED
ELECTRIC - INTEGRATED (2.8%)
     Alabama Power Co., Series V, 5.60%, 3/15/33 ............................  1,000,000    1,078,480
     Kansas Gas & Electric, 6.50%, 8/1/05 ...................................    290,000   $  290,555
     Kansas Gas & Electric, 6.50%, 8/1/05 ...................................    250,000      250,434
     Midamerican Energy Co., 6.75%, 12/30/31 (b) ............................  1,500,000    1,840,017
     Pacific Gas & Electric, 6.05%, 3/1/34 ..................................  1,000,000    1,102,089
     Pepco Holdings, Inc., 3.75%, 2/15/06 ...................................  1,000,000      998,391
     PG & E Energy Recovery Funding, 3.87%, 6/25/11 .........................  1,365,000    1,364,009
     TXU Corp., 4.80%, 11/15/09 (a) .........................................  1,000,000      981,770
                                                                                           ----------
                                                                                            7,905,745
                                                                                           ----------

ELECTRIC SERVICES (0.7%)
     AEP Texas North Co., Series B, 5.50%, 3/1/13 ...........................  1,000,000    1,047,977
     FPL Energy Caithness Funding, 7.65%, 12/31/18 (a) ......................    810,420      917,023
                                                                                           ----------
                                                                                            1,965,000
                                                                                           ----------

ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.6%)
     Applied Materials, Inc., 7.13%, 10/15/17 ...............................  1,400,000    1,651,853
                                                                                           ----------
ENTERTAINMENT (0.4%)
     Harman International Ind., 7.32%, 7/1/07 ...............................  1,000,000    1,050,477
                                                                                           ----------

FINANCE - AUTO LOANS (0.5%)
     Ford Motor Credit Co., 7.25%, 10/25/11 .................................  1,000,000      962,268
     General Motors Acceptance Corp., 6.75%, 12/1/14 (b) ....................    500,000      447,337
                                                                                           ----------
                                                                                            1,409,605
                                                                                           ----------

FINANCIAL SERVICES (2.5%)
     Citifinancial, 6.13%, 12/1/05 ..........................................  1,371,000    1,384,269
     Equitable Life, 6.95%, 12/1/05 (a) .....................................  1,000,000    1,012,049
     Export Funding Trust, 8.21%, 12/29/06 ..................................     36,512       37,742
     General Electric Capital Corp., 6.88%, 11/15/10 ........................  1,000,000    1,117,420
     General Electric Capital Corp., 6.75%, 3/15/32 .........................  1,000,000    1,233,988
     SLM Corp., 4.00%, 1/15/09 ..............................................  1,000,000      992,002
     Wells Fargo Co., 5.13%, 9/1/12 .........................................  1,250,000    1,289,835
                                                                                           ----------
                                                                                            7,067,305
                                                                                           ----------

FIRE, MARINE & CASUALTY INSURANCE (0.4%)
     Berkley Corp., 5.13%, 9/30/10 ..........................................  1,000,000    1,013,523
                                                                                           ----------

FOOD PROCESSING (1.1%)
     Dean Foods Co., 8.15%, 8/1/07 ..........................................    750,000      791,250
     General Mills, Inc., 5.13%, 2/15/07 ....................................  1,000,000    1,015,592
     Hormel Foods Corp., 6.63%, 6/1/11 ......................................  1,000,000    1,121,307
                                                                                           ----------
                                                                                            2,928,149
                                                                                           ----------

GENERAL MEDICAL & SURGICAL HOSPITALS (0.4%)
     Healthcare (Hca), Inc., 6.95%, 5/1/12 ..................................  1,000,000    1,062,517
                                                                                           ----------
GOVERNMENTS (FOREIGN) (0.2%)
CANADA (0.2%)
     Province of Ontario, 5.70%, 12/1/08 ....................................    500,000      441,333
                                                                                           ----------
INSURANCE (1.3%)
     Allstate Corp., 7.50%, 6/15/13 .........................................  1,100,000    1,312,699
     Old Republic International Corp., 7.00%, 6/15/07 .......................  1,000,000    1,048,480
     Principal Life Global, 6.25%, 2/15/12 (a) ..............................  1,000,000    1,103,142
                                                                                           ----------
                                                                                            3,464,321
                                                                                           ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                                PRINCIPAL
                                                                                  AMOUNT     VALUE
                                                                                ---------  ----------
CORPORATE BONDS, CONTINUED
INTERNAL COMBUSTION ENGINES, N.E.C. (0.4%)
     Briggs & Stratton Corp., 8.88%, 3/15/11 ................................   1,000,000  $1,142,500
                                                                                           ----------
MACHINERY - GENERAL INDUSTRIAL (0.4%)
     Dover Corp., 6.45%, 11/15/05 ...........................................   1,100,000   1,109,015
                                                                                           ----------
MEDICAL - BIOMEDICAL/GENETIC (0.5%)
     Amgen, Inc., 4.00%, 11/18/09 ...........................................   1,500,000   1,488,674
                                                                                           ----------
MEDICAL EQUIPMENT & SUPPLIES (0.5%)
     Beckman Instruments, Inc., 7.05%, 6/1/26 ...............................   1,010,000   1,248,012
                                                                                           ----------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION (1.9%)
     Indiana Gas Co., 6.55%, 6/30/28 ........................................     250,000     282,931
     Keyspan Gas East, 7.88%, 2/1/10 ........................................   1,250,000   1,431,204
     National Fuel Gas Co., 6.30%, 5/27/08 ..................................   1,000,000   1,051,884
     Northern Natural Gas, 5.38%, 10/31/12 (a) ..............................   1,000,000   1,051,168
     Southern Union Co., 8.25%, 11/15/29 ....................................   1,050,000   1,371,747
                                                                                           ----------
                                                                                            5,188,934
                                                                                           ----------

NETWORKING PRODUCTS (0.2%)
     Anixter, Inc., 5.95%, 3/1/15 ...........................................     500,000     495,474
                                                                                           ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (2.8%)
     Anadarko Finance Co., 7.50%, 5/1/31 (a) ................................   1,550,000   1,956,872
     Burlington Resources, Inc., 7.38%, 3/1/29 ..............................   1,073,000   1,335,659
     Conoco, Inc., 6.95%, 4/15/29 ...........................................   1,075,000   1,350,540
     EOG Resources, Inc., 6.00%, 12/15/08 ...................................   1,030,000   1,075,724
     Pemex Project, 7.38%, 12/15/14 .........................................     500,000     560,750
     Pioneer Natural Resource, 6.50%, 1/15/08 ...............................   1,000,000   1,035,975
     XTO Energy, Inc., 7.50%, 4/15/12 .......................................     500,000     575,072
                                                                                           ----------
                                                                                            7,890,592
                                                                                           ----------

PUBLISHING - JOURNALS (0.4%)
     Thomson Corp., 6.20%, 1/5/12 (b) .......................................   1,200,000   1,302,294
                                                                                           ----------
PUBLISHING - NEWSPAPERS (0.6%)
     Knight- Ridder, Inc., 7.13%, 6/1/11 ....................................   1,500,000   1,682,504
                                                                                           ----------
REAL ESTATE (0.8%)
     EOP Operating LP, 7.00%, 7/15/11 .......................................   1,000,000   1,108,867
     Vornado Realty, 4.50%, 8/15/09 (b) .....................................   1,000,000     991,826
                                                                                           ----------
                                                                                            2,100,693
                                                                                           ----------

RETAIL - DISCOUNT (0.4%)
     Dollar General Corp., 8.63%, 6/15/10 ...................................   1,000,000   1,140,000
                                                                                           ----------
RETAIL - FOOD (1.1%)
     Delhaize America, Inc., 8.13%, 4/15/11 .................................   1,000,000   1,121,584
     Kroger Co., 7.63%, 9/15/06 .............................................   1,000,000   1,039,562
     YUM! Brands, Inc., 8.88%, 4/15/11 ......................................     750,000     908,717
                                                                                           ----------
                                                                                            3,069,863
                                                                                           ----------

SURGICAL AND MEDICAL INSTRUMENTS (0.4%)
     Guidant Corp., 6.15%, 2/15/06 ..........................................   1,000,000   1,013,005
                                                                                           ----------
TELEPHONE - INTEGRATED (1.2%)
     AT&T Corp., 6.50%, 3/15/13 (b) .........................................   1,000,000   1,080,536
     GTE California, Inc., 7.65%, 3/15/07 ...................................   1,000,000   1,051,245
     Sprint Capital Corp., 7.63%, 1/30/11 ...................................   1,000,000   1,142,079
                                                                                           ----------
                                                                                            3,273,860
                                                                                           ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                                    SHARES OR
                                                                                    PRINCIPAL
                                                                                      AMOUNT     VALUE
                                                                                    ---------  ----------
CORPORATE BONDS, CONTINUED
TRANSPORTATION SERVICES (1.8%)
     Golden State Petroleum Transportation, 8.04%, 2/1/19 .......................   1,000,000  $1,114,720
     Union Tank Car Co., 7.13%, 2/1/07 ..........................................   1,550,000   1,618,408
     United Parcel Service, 8.38%, 4/1/30 .......................................   1,500,000   2,207,314
                                                                                               ----------
                                                                                                4,940,442
                                                                                               ----------
UTILITIES - NATURAL GAS (0.9%)
     Michigan Consolidated Gas Co., 8.25%, 5/1/14 ...............................   2,050,000   2,579,767
                                                                                               ----------
TOTAL CORPORATE BONDS ...........................................................              88,563,274
                                                                                               ----------

CORPORATE NOTES (1.2%)
COMMUNITY DEVELOPMENT (1.2%)
     MMA Community Development Investment, Inc., 2.89%, 7/1/05, (c)+ ............   2,025,000   2,025,000
     MMA Community Development Investment, Inc., 1.93%, 7/1/05, (c)+ ............   1,350,000   1,350,000
                                                                                               ----------
TOTAL CORPORATE NOTES                                                                           3,375,000
                                                                                               ----------

INTEREST ONLY BOND (0.3%)
FREDDIE MAC (0.1%)
     5.00%, 5/15/23 .............................................................   3,224,403     227,397
                                                                                               ----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. (0.2%)
     1.10%, 4/16/27 .............................................................  12,634,128     555,550
                                                                                               ----------
TOTAL INTEREST ONLY BOND                                                                          782,947
                                                                                               ----------

MEDIUM TERM NOTES (0.4%)
ELECTRIC - INTEGRATED (0.4%)
     Puget Sound Energy, Inc., 6.74%, 6/15/18 ...................................   1,000,000   1,154,459
                                                                                               ----------
TOTAL MEDIUM TERM NOTES .........................................................               1,154,459
                                                                                               ----------

MUNICIPAL BONDS (0.3%)
GENERAL OBLIGATIONS (0.2%)
MONTANA (0.2%)
     Billings Federal Office LTD., 7.25%, 2/15/15 ...............................     379,000     393,989
                                                                                               ----------
URBAN AND COMMUNITY DEVELOPMENT (0.1%)
NEW YORK (0.1%)
     United Nations Development Corp., 8.80%, 7/1/26 ............................     300,000     306,000
                                                                                               ----------
TOTAL MUNICIPAL BONDS ...........................................................                 699,989
                                                                                               ----------

MUTUAL FUND (0.6%)
MUTUAL FUNDS (0.6%)
     Pax World High Yield Fund ..................................................     187,869   1,608,158
                                                                                               ----------
TOTAL MUTUAL FUND ...............................................................               1,608,158
                                                                                               ----------

U.S. GOVERNMENT AGENCIES (58.8%)
FANNIE MAE (29.4%)
     2.97%, 7/1/05* .............................................................   1,500,000   1,500,000
     2.25%, 5/15/06 .............................................................   1,750,000   1,727,574
     5.25%, 6/15/06 .............................................................     750,000     760,308
     7.25%, 1/1/07 ..............................................................   1,625,000   1,737,227
     4.75%, 1/2/07 ..............................................................   1,250,000   1,265,176
     5.00%, 1/15/07 (b) .........................................................     750,000     763,645

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                                     PRINCIPAL
                                                                                       AMOUNT       VALUE
                                                                                     ---------   -----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FANNIE MAE, continued
     6.63%, 10/15/07 .............................................................     450,000   $   477,144
     5.25%, 1/15/09 ..............................................................   5,800,000     6,052,137
     7.25%, 1/15/10 ..............................................................   2,700,000     3,061,641
     7.45%, 10/1/11 ..............................................................   3,079,916     3,200,326
     6.13%, 3/15/12 ..............................................................   1,950,000     2,180,738
     4.38%, 3/15/13 (b) ..........................................................   2,250,000     2,286,635
     4.38%, 7/17/13 ..............................................................   5,250,000     5,175,302
     4.13%, 4/15/14 (b) ..........................................................   2,100,000     2,083,343
     7.35%, 1/1/15 ...............................................................     380,941       420,308
     5.00%, 4/15/15 (b) ..........................................................   1,500,000     1,584,623
     7.00%, 7/1/15 ...............................................................      21,394        22,689
     5.00%, 7/1/18 ...............................................................   1,213,633     1,228,180
     5.00%, 9/1/18 ...............................................................   1,633,372     1,652,950
     7.00%, 11/1/19 ..............................................................     146,160       154,564
     7.00%, 11/1/19 ..............................................................     231,641       244,960
     7.00%, 1/1/24 ...............................................................     830,267       875,622
     5.00%, 4/1/24 ...............................................................   2,147,453     2,164,765
     8.50%, 9/1/26 ...............................................................     526,936       575,254
     7.00%, 8/1/29 ...............................................................     859,152       906,085
     6.50%, 6/1/32 ...............................................................     527,437       546,764
     6.00%, 10/1/32 ..............................................................     443,295       454,768
     5.00%, 2/1/33 ...............................................................   1,615,154     1,617,420
     5.50%, 3/1/33 ...............................................................   1,250,480     1,269,092
     5.50%, 4/1/33 ...............................................................     829,615       841,725
     3.59%, 6/1/33 + .............................................................   1,223,461     1,233,054
     6.00%, 8/1/33 ...............................................................   1,082,968     1,110,654
     6.00%, 10/1/33 ..............................................................   1,096,739     1,124,777
     4.34%, 10/1/33 + ............................................................   2,191,207     2,218,361
     5.50%, 2/1/34 ...............................................................   1,534,069     1,555,982
     5.50%, 2/1/34 ...............................................................   1,533,754     1,555,662
     4.06%, 2/1/34 + .............................................................   2,317,901     2,366,102
     4.66%, 4/1/34 + .............................................................     467,484       483,151
     3.86%, 4/1/34 + .............................................................   1,117,950     1,134,787
     5.50%, 5/1/34 ...............................................................   1,700,421     1,725,243
     4.25%, 5/1/34 + .............................................................   1,468,126     1,469,140
     6.00%, 8/1/34 ...............................................................   3,393,809     3,480,572
     5.50%, 10/1/34 ..............................................................   1,820,275     1,846,241
     5.00%, 10/1/34 ..............................................................   1,983,388     1,985,627
     6.00%, 11/1/34 ..............................................................   4,030,331     4,133,366
     5.50%, 11/1/34 ..............................................................   1,898,596     1,925,715
     5.50%, 1/1/35 ...............................................................   1,933,424     1,961,041
     5.50%, 1/1/35 ...............................................................   2,843,203     2,883,760
                                                                                                 -----------
                                                                                                  81,024,200
                                                                                                 -----------
FEDERAL HOME LOAN BANK (2.2%)
     3.05%, 7/5/05* ..............................................................   2,000,000     1,999,292
     6.50%, 11/15/05 .............................................................     750,000       757,738
     3.75%, 8/15/07 (b) ..........................................................   1,000,000       997,444
     4.13%, 8/13/10 (b) ..........................................................   1,000,000     1,002,097
     6.63%, 11/15/10 .............................................................     900,000     1,007,770

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         ---------    -----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FEDERAL HOME LOAN BANK, continued
       3.88%, 6/14/13 ................................     300,000    $   294,273
                                                                      -----------
                                                                        6,058,614
                                                                      -----------
FREDDIE MAC (24.4%)
       5.95%, 1/19/06 ................................     300,000        303,574
       3.30%, 9/14/07 ................................   1,000,000        989,075
       9.00%, 6/1/08 .................................       1,661          1,823
       6.75%, 1/15/09 ................................     382,620        390,572
       5.75%, 3/15/09 (b) ............................   2,950,000      3,132,407
       3.75%, 7/15/09 ................................   2,000,000      2,537,150
       4.13%, 7/12/10 ................................   2,487,000      2,495,140
       4.00%, 9/1/10 .................................   1,585,117      1,568,444
       6.88%, 9/15/10 ................................     831,000        940,518
       6.00%, 6/15/11 ................................   3,250,000      3,577,289
       5.00%, 7/15/14 ................................   2,000,000      2,109,662
       4.50%, 1/15/15 (b) ............................   2,750,000      2,800,677
       6.00%, 9/1/17 .................................   2,118,478      2,190,839
       5.50%, 9/1/17 .................................   1,446,220      1,484,848
       5.00%, 10/1/17 ................................   1,080,320      1,093,668
       5.50%, 11/1/17 ................................   1,637,605      1,681,344
       6.00%, 2/1/18 .................................   1,078,494      1,115,212
       5.00%, 5/1/18 .................................     993,055      1,005,001
       4.50%, 6/1/18 .................................   2,430,048      2,421,020
       5.00%, 9/1/18 .................................   1,399,262      1,416,095
       5.00%, 9/1/18 .................................   1,476,960      1,494,727
       5.00%, 10/1/18 ................................   1,507,632      1,525,768
       5.00%, 11/1/18 ................................   1,525,965      1,544,321
       5.00%, 4/1/19 .................................   2,545,762      2,575,703
       5.00%, 7/1/23 .................................   2,202,705      2,220,588
       5.00%, 4/15/29 ................................   2,000,000        423,817
       6.75%, 9/15/29 ................................     675,000        886,688
       7.00%, 2/1/30 .................................   1,157,543      1,218,804
       7.50%, 7/1/30 .................................   1,211,537      1,297,236
       6.50%, 2/1/31 .................................      79,761         82,586
       7.00%, 3/1/31 .................................     746,130        785,617
       6.75%, 3/15/31 ................................   3,730,000      4,938,282
       5.00%, 4/15/31 ................................   2,000,000      2,020,913
       6.50%, 5/1/31 .................................     234,007        242,256
       6.50%, 8/1/31 .................................      59,386         61,607
       6.50%, 2/1/32 .................................     522,923        542,476
       6.00%, 10/1/32 ................................   1,557,108      1,598,206
       5.50%, 11/15/32 ...............................   1,200,000        348,130
       5.50%, 8/1/33 .................................   2,421,822      2,457,814
       5.50%, 11/1/33 ................................   1,665,030      1,689,776
       5.50%, 12/1/33 ................................   1,391,529      1,412,209
       3.03%, 5/1/34 + ...............................   1,691,075      1,662,744
       2.94%, 5/1/34 + ...............................   1,248,415      1,228,408
       6.00%, 11/1/34 ................................   1,638,551      1,681,262
                                                                      -----------
                                                                       67,194,296
                                                                      -----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                    SHARES OR
                                                                     PRINCIPAL
                                                                      AMOUNT        VALUE
                                                                    ----------   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. (2.8%)
     7.50%, 9/15/07 .............................................       56,975   $     60,446
     6.75%, 4/15/16 .............................................      142,444        151,387
     7.00%, 12/20/30 ............................................      281,688        296,832
     6.50%, 4/20/31 .............................................      317,478        330,568
     6.50%, 7/20/31 .............................................      266,630        277,520
     7.00%, 10/20/31 ............................................      158,231        166,738
     6.50%, 10/20/31 ............................................      584,643        608,747
     7.00%, 3/20/32 .............................................      717,649        756,230
     6.50%, 5/20/32 .............................................      347,068        361,336
     4.50%, 1/20/34 + ...........................................    1,639,271      1,658,064
     6.93%, 9/15/39 .............................................    2,049,758      2,213,425
     6.85%, 10/15/39 ............................................      727,915        785,587
                                                                                 ------------
                                                                                    7,666,880
                                                                                 ------------

SMALL BUSINESS ADMINISTRATION (0.0%)
     3.50%, 9/25/18 .............................................      128,591        128,430
                                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES ..................................                 162,072,420
                                                                                 ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (5.6%)
SHORT TERM (5.6%)
     Northern Institutional Liquid Asset Portfolio ..............   14,463,805     14,463,805
     Bank of New York City ......................................       15,617         15,617
     U.S. Treasury Bond, 7.50%, 11/15/16 ........................        5,043          5,043
     U.S. Treasury Bond, 6.63%, 2/15/07 .........................      994,878        994,878
                                                                                 ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING ......                  15,479,343
                                                                                 ------------

TOTAL INVESTMENTS (COST $281,953,820) (a) - 103.9% ..............                 286,642,083
     Liabilities in excess of other assets - 3.9% ...............                 (10,716,460)
                                                                                 ------------
NET ASSETS - 100.0% .............................................                $275,925,623
                                                                                 ============

--------------
(a) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(b)   All or part of this security was on loan, as of June 30, 2005.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $3,646. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation .........................................   $ 6,090,475
Unrealized depreciation .........................................    (1,405,858)
                                                                    -----------
Net unrealized appreciation .....................................   $ 4,684,617
                                                                    ===========

+ Variable rate security. Rates presented are the rates in effect at June 30, 2005. Date presented reflects next rate change date.

* Discount note, effective yield at purchase.

SWAP AGREEMENTS

                                                                                                    UNREALIZED
                                                                                           UNITS   DEPRECIATION
                                                                                           -----   ------------
Sold 5 Year Credit Default Swap Protection with Morgan Stanley, based upon Gannett Co.
  Inc., 6.38%, 4/1/12, Maturing 12/20/09, (Notional amount of $1,000,000) ..............     1     $     (5,470)
Bought 5 Year Credit Default Swap Protection with Morgan Stanley, based upon AT&T Corp.,
  7.30%, 11/15/11, Maturing 3/20/10, (Notional amount of $1,000,000) ...................     1          (16,706)
                                                                                                   ------------
Total Swap Agreements Unrealized Depreciation ..........................................                (22,176)
                                                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $263,099,477)* ......................................    $267,787,740
Investment in affiliates, at value (cost $3,375,000) ............................       3,375,000
Investments held as collateral for securities loaned, at value
  (cost $15,479,343) ............................................................      15,479,343
                                                                                     ------------
          Total Investments .....................................................     286,642,083
                                                                                     ------------
Cash                                                                                    1,400,237
Foreign currency, at value (cost $11,420) .......................................          11,635
Interest and dividends receivable ...............................................       2,886,381
Receivable for capital shares issued ............................................       3,306,142
Receivable for investments sold .................................................              90
Prepaid expenses ................................................................          79,843
                                                                                     ------------
          Total Assets ..........................................................     294,326,411
                                                                                     ------------
LIABILITIES:
Unrealized depreciation on swap contracts .......................................          22,176
Distributions payable to shareholders ...........................................         958,902
Payable for capital shares redeemed .............................................       1,649,083
Payable for securities loaned ...................................................      15,479,343
Accrued expenses and other payables:
     Investment advisory fees ...................................................         136,014
     Administration fees ........................................................          33,944
     Distribution fees ..........................................................          70,825
     Other ......................................................................          50,501
                                                                                     ------------
          Total Liabilities .....................................................      18,400,788
                                                                                     ------------
NET ASSETS:
Capital .........................................................................     272,885,496
Accumulated net investment loss .................................................         (332,14)
Accumulated net realized loss on investments, foreign currency transactions and
     swap contracts .............................................................      (1,288,281)
Unrealized appreciation of investments, foreign currency translations and swap
     contracts ..................................................................       4,660,549
                                                                                     ------------
          Net Assets ............................................................    $275,925,623
                                                                                     ============
Net Assets
     Class A ....................................................................    $237,424,484
     Class B ....................................................................      38,501,139
                                                                                     ------------
          Total .................................................................    $275,925,623
                                                                                     ============
Shares Outstanding
     (unlimited number of shares authorized with $.01 par value)
     Class A ....................................................................      23,841,598
     Class B ....................................................................       3,870,462
                                                                                     ------------
          Total .................................................................      27,712,060
                                                                                     ============
Net asset value
     Class A - Redemption Price Per Share .......................................    $       9.96
                                                                                     ============
     Class A - Maximum Sales Charge .............................................            3.75%
                                                                                     ============
     Class A - Maximum Offering Price Per Share
          (100%/(100%-Maximum Sales Charge) of
          net asset value adjusted to the nearest cent) .........................    $      10.35
                                                                                     ============
  Class B - offering price per share** ..........................................    $       9.95
                                                                                     ============

*     Includes securities on loan, $14,218,994.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest ..............................................................................    $6,285,788
Dividends .............................................................................        52,665
Income from securities lending ........................................................        18,122
Interest from affiliates ..............................................................        35,514
                                                                                           ----------
         Total Investment Income ......................................................     6,392,089
                                                                                           ----------
EXPENSES:
Investment advisory fees ..............................................................       676,136
Administration fees ...................................................................       202,828
Distribution fees-Class A .............................................................       289,717
Distribution fees-Class B .............................................................       145,060
Shareholder servicing fees-Class A ....................................................       289,716
Shareholder servicing fees-Class B ....................................................        48,353
Custodian fees ........................................................................        10,788
Trustees' fees and expenses ...........................................................        12,246
Transfer agent fees ...................................................................         6,166
Other expenses ........................................................................       150,324
                                                                                           ----------
         Total expenses before reductions/reimbursements ..............................     1,831,334
     Expenses reimbursed by Investment Advisor ........................................      (159,909)
     Expenses reduced by Distributor ..................................................      (338,070)
     Expenses reduced by Custodian ....................................................       (13,910)
                                                                                           ----------
         Net Expenses .................................................................     1,319,445
                                                                                           ----------

Net Investment Income .................................................................     5,072,644
                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions, foreign currency transactions and
     swap contracts ...................................................................       585,471
Change in unrealized appreciation (depreciation) of investments and foreign currency
     translations during the period ...................................................       (69,580)
Change in unrealized appreciation (depreciation) of swap contracts during the period...       (22,320)
                                                                                           ----------
Net realized and unrealized gain (loss) on investments, foreign currency transactions
     and swap contracts ...............................................................       493,571
                                                                                           ----------
Net increase in net assets resulting from operations ..................................    $5,566,215
                                                                                           ==========

SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Six Months
                                                                                 Ended         Year Ended
                                                                             June 30, 2005    December 31,
                                                                              (Unaudited)        2004
                                                                             -------------    ------------
From Investment Activities:
Net investment income ...................................................    $   5,072,644    $  5,895,664
Net realized gain on investments, foreign currency transactions
  and swap contracts ....................................................          585,471         386,849
Change in unrealized appreciation (depreciation) of investments,
  foreign currency translations and swap contracts during the period ....          (91,900)      2,243,973
                                                                             -------------    ------------
Net increase in net assets resulting from operations ....................        5,566,215       8,526,486
                                                                             -------------    ------------
Distributions to Class A Shareholders:
  From net investment income ............................................       (4,727,006)     (4,954,626)

Distributions to Class B Shareholders:
  From net investment income ............................................         (700,910)     (1,481,661)
                                                                             -------------    ------------
Change in net assets from distributions to shareholders .................       (5,427,916)     (6,436,287)
                                                                             -------------    ------------

Change in net assets from capital transactions ..........................        5,681,082     184,508,255
                                                                             -------------    ------------

Change in net assets ....................................................        5,819,381     186,598,454

Net Assets:
  Beginning of period ...................................................      270,106,242      83,507,788
                                                                             -------------    ------------
  End of period .........................................................    $ 275,925,623    $270,106,242
                                                                             =============    ============

Accumulated net investment income (loss) ................................    $    (332,141)   $     23,131

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                              Class A Shares
                                         ----------------------------------------------------------------------------------------
                                         Six Months
                                         Ended June       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                          30, 2005       December 31,   December 31,   December 31,   December 31,   December 31,
                                         (Unaudited)         2004           2003           2002           2001           2000
                                         -----------     ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.... $      9.95     $       9.99   $      10.05   $       9.69   $       9.62   $       9.46
                                         -----------     ------------   ------------   ------------   ------------   ------------
Investment Activities:
  Net investment income.................        0.19             0.39           0.39           0.48           0.54           0.58
  Net realized and unrealized gains
   (losses) from investments............        0.02            (0.02)         (0.03)          0.37           0.07           0.16
                                         -----------     ------------   ------------   ------------   ------------   ------------
  Total from Investment Activities......        0.21             0.37           0.36           0.85           0.61           0.74
                                         -----------     ------------   ------------   ------------   ------------   ------------

Distributions:
  Net investment income.................       (0.20)           (0.41)         (0.42)         (0.49)         (0.54)         (0.58)
                                         -----------     ------------   ------------   ------------   ------------   ------------
  Total Distributions...................       (0.20)           (0.41)         (0.42)         (0.49)         (0.54)         (0.58)
                                         -----------     ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.......... $      9.96     $       9.95   $       9.99   $      10.05   $       9.69   $       9.62
                                         ===========     ============   ============   ============   ============   ============
Total Return (excludes sales charge)....        2.15%(a)         3.77%          3.67%          9.02%          6.47%          8.03%

Ratios/Supplemental Data:
  Net Assets at end of period (000)..... $   237,424     $    231,369   $     39,270   $     32,931   $     26,931   $     20,410
  Ratio of expenses to average net
    assets..............................        0.91%(b)         0.91%          0.85%          0.85%          0.85%          0.85%
  Ratio of net investment income to
    average net assets..................        3.82%(b)         3.69%          3.85%          4.94%          5.59%          6.15%
  Ratio of expenses to average
    net assets*.........................        1.28%(b)         1.33%          1.58%          1.69%          1.65%          1.66%
  Portfolio turnover (c)................       18.62%           30.29%         47.58%         58.16%         36.00%         49.66%

-----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a)   Not annualized.

(b)   Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERMEDIATE INCOME FUND

For a share outstanding throughout the period indicated.

                                                                             Class B Shares
                                          ----------------------------------------------------------------------------------------
                                          Six Months
                                          Ended June       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                           30, 2005       December 31,   December 31,   December 31,   December 31,   December 31,
                                          (Unaudited)         2004           2003           2002           2001           2000
                                          -----------     ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....  $      9.94     $       9.98   $      10.05   $       9.69   $       9.61   $       9.46
                                          -----------     ------------   ------------   ------------   ------------   ------------
Investment Activities:
  Net investment income.................         0.17             0.33           0.34           0.45           0.52           0.55
  Net realized and unrealized gains
    (losses) from investments...........         0.02            (0.01)         (0.03)          0.36           0.07           0.15
                                          -----------     ------------   ------------   ------------   ------------   ------------
  Total from Investment Activities......         0.19             0.32           0.31           0.81           0.59           0.70
                                          -----------     ------------   ------------   ------------   ------------   ------------

Distributions:
  Net investment income.................        (0.18)           (0.36)         (0.38)         (0.45)         (0.51)         (0.55)
                                          -----------     ------------   ------------   ------------   ------------   ------------
  Total Distributions...................        (0.18)           (0.36)         (0.38)         (0.45)         (0.51)         (0.55)
                                          -----------     ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period..........  $      9.95     $       9.94   $       9.98   $      10.05   $       9.69   $       9.61
                                          ===========     ============   ============   ============   ============   ============
Total Return (excludes redemption
  charge)...............................         1.92%(a)         3.30%          3.14%          8.64%          6.21%          7.68%

Ratios/Supplemental Data:
  Net Assets at end of period (000).....  $    38,501     $     39,506   $     44,238   $     41,544   $     35,814   $     33,212
  Ratio of expenses to average net
    assets..............................         1.36%(b)         1.38%          1.30%          1.20%          1.20%          1.20%
  Ratio of net investment income to
    average net assets..................         3.37%(b)         3.31%          3.41%          4.59%          5.26%          5.79%
  Ratio of expenses to average net
    assets*.............................         1.78%(b)         1.91%          2.07%          2.19%          2.15%          2.16%
  Portfolio turnover (c)................        18.62%           30.29%         47.58%         58.16%         36.00%         49.66%

---------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.

(a)   Not annualized.

(b)   Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

                                                      MMA PRAXIS CORE STOCK FUND

MMA PRAXIS CORE STOCK FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

U.S. equity indexes edged higher during the second quarter as a mid-May rally reversed the markets' weakness through the first four months of the year. Despite high energy prices, the economy continued growing at a respectable clip and interest rates remained low, encouraging investors to bid stocks higher.

Particularly strong during the first half of the year were the energy and utilities sectors. With current oil prices near $60 per barrel as the quarter ended, companies all across the energy industry continue to generate record profits. From gasoline retailers to refiners, to producers to drilling equipment makers, these are the best of times, with strong demand for distilled petroleum products and tight supply of the resources needed to produce the slippery gold. Whether $60 is the right settling price is in debate, but what is clear is that worldwide demand has been strong as the economies of some of the largest energy consumers - the United States, India, and China - remain healthy.

The current oil price probably also includes a premium to account for geopolitical risk, that nebulous concept that encompasses concerns about the war in Iraq, terrorism, and the emergence of China as an economic powerhouse, among other difficult to quantify risks.

Stocks in the utilities sector extended their strong returns during the first half of the year. With interest rates on bonds at a low level over the last few years, investors have turned to utilities stocks as a comparatively safe place to invest. In doing so, investors pushed utilities stocks to levels 30 percent higher than where they normally trade relative to market valuations and consequently have driven dividend yields lower. At the beginning of the year, we had expected interest rates to rise modestly, leading to weaker performance from utilities stocks, but so far we have been wrong, which cost our performance during the quarter.

The U.S. economy's steady recovery from its so-called soft patch a few years ago has been impressive. The first quarter's 3.8 percent Gross Domestic Product(1) growth represented the 8th straight quarter that the economy grew at a pace greater than 3 percent. This recovery period has been longer than normal, but we believe we are now entering a more mature (that is, slower) phase of economic growth. With this shift, we expect the long period of outperformance by small company stocks to give way to large company leadership. Still, small company indexes performed well again during the second quarter, though larger companies with strong profit growth appear to be gaining a foothold.

In recent letters we have written about the returns of low-quality stocks versus high-quality stocks at different intervals of an economic recovery. In 2003, early in the economic recovery, low-quality

----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

stocks handsomely outperformed higher-quality stocks, to the core stock fund's detriment. In 2004, the balance between low and high quality was a bit more balanced. As the current economic cycle gets long in the tooth in mid-2005, we would expect the advantage to shift towards high-quality stocks. This is happening in fits and starts due in part to some of the high-profile corporate problems at what were - and still are - considered high quality companies, at least in terms of their financial strength. According to Merrill Lynch, over the last 20 years investors have been willing to pay higher prices relative to profits for low quality companies in short intervals of a year or two, typically when the economy was improving from a prior period of weakness. However, since 1999, investors have been willing to pay higher prices for companies with weaker financial characteristics than they are willing to pay for more stable companies, which to us seems counterintuitive.

With the above as background, the MMA Praxis Core Stock Fund underperformed its benchmark by 0.79 percent (Class A shares) during the first half of the year, but it remains well within striking distance for the second half of the year. Areas of strength for the fund during the half-year period, when stocks struggled to move higher, include energy and certain areas of technology. Our choice to not invest in utilities, our policy not to invest in aerospace and defense companies, and a few stock specific situations detracted from performance.(1)

Drilling contractors Transocean and Ensco benefited from increasing demand for their drilling rigs as oil companies sought to capitalize on high oil prices. Rental rates of some of Transocean's most technically advanced and rugged drilling rigs recently topped an astounding $400,000 per day, significantly above the levels reached during previous oil patch booms. Our other holdings in the sector including BP, Anadarko Petroleum, and Schlumberger also added significantly to our performance during the period, though the prohibition against investing in Exxon Mobil cost us on a relative basis.(1)

A handful of our technology holdings bucked the negative trend in the sector during the period, with Intel, Texas Instruments, and Jabil Circuit, all delivering solidly positive returns. For Intel and Texas Instruments, they are benefiting from a tentative upturn in the semiconductor cycle, and Jabil Circuit simply is executing far better than its peers in the contract manufacturing sector.(1)

Areas of the market sensitive to the ebb and flow of the economy struggled, with the industrials, materials, and transportation sectors significantly trailing the rest of the market. The strong demand characterizing the early quarters of economic recovery has been fully discounted into the prices of stocks in these sectors, and now investors are beginning to anticipate the next slowdown. Fortunately, we are not overly exposed to these sectors, though our industrial holdings 3M and Thomas & Betts did trade off during period. We added to 3M in many portfolios on the assumption that it can grow through the economic cycles and began reducing our Thomas & Betts position early in the quarter to book some of the gains we've generated over the last two years. Norfolk Southern also traded lower despite its strong operating performance resulting partially from its coal hauling business, which has been very strong.(1)

Another area of strength more recently was our insurance holdings. AIG appears to be making progress in righting the company after its well-publicized earnings management and corporate governance flap earlier in the year. Its shares were up 5 percent during the second quarter. Allstate and Chubb also added to gains over the last two years with returns of 11.1 percent and 8.5 percent, respectively, as the insurance business continues its momentum.(1)

-----------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

As we exited the first half of the year, we took profits on a few holdings that we believe were overstretched relative to their prospects. This left the fund with cash representing roughly 5 percent of the portfolio, though it had been in the 2-3 percent range for the majority of the period. We do this not because we have a particular view on the valuation of the equity market at large, but merely because of the timing of our sales and what we anticipate will be consequent purchases.

OUTLOOK

We continue to believe that investments in large financially healthy companies will perform better than the returns afforded by smaller, less financially stable companies over the near term. While this may sound like a strategy for all situations, it is particularly true now as we expect economic growth to moderate in the coming quarters, which usually advantages leading companies. So far, this thesis has taken some time to play out as economic growth has remained strong for longer than normal, mid- and long-term interest rates have remained very low, and investors still have an appetite for risk in the form of unproven companies. However, we believe history and logic are on our side.

The price of oil remains a determinant in the performance of stocks in the near term, as does the interest rate regime. The unpredictability of oil prices, despite many analysts' attempts at pinpointing the right price, will likely buffet stocks over the short term, but eventually companies and investors will adjust their expectations to account for what appears to be a period of higher energy costs. Investors will also keep a close watch on the actions of the Federal Reserve, which at this point appears intent on increasing short term rates for fear of inducing inflation. Long term rates appear to be settling at a level significantly lower than many expected, which in a vacuum, is a positive for stock values. By contrast, a move higher in the 10-year Treasury rate would likely put pressure on stocks.

Chad M. Horning, CFA(R)
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA(R)
MMA Praxis Core Stock Fund Co-Manager

-----------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS CORE STOCK FUND
PERFORMANCE REVIEW

[BAR CHART]

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/05

                 INCEPTION
                    DATE          1 YEAR        3 YEAR        5 YEAR       10 YEAR
                 ---------        ------        ------        -------      -------
Class A            5/12/99         2.09%         4.20%         -1.62%       6.54%
Class A*           5/12/99        -3.26%         2.34%         -2.67%       5.97%

Class B             1/4/94         1.39%         3.52%         -2.24%       6.12%
Class B**           1/4/94        -2.61%         2.90%         -2.43%       6.12%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

* Reflects maximum front-end sales charge of 5.25%.

**The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

GROWTH OF $10,000 INVESTMENT 6/30/95 TO 6/30/05

[LINE GRAPH]

                                         Standard &
                                         Poor's 500
              Class A*      Class B    Stock Index (1)
              --------      -------    ---------------
Jun-95          9476         10000         10000
                9948         10498         10794
               10584         11169         11443
               10819         11416         12058
Jun-96         11105         11719         12598
               11542         12180         12988
               12265         12943         14069
               12517         13208         14447
Jun-97         14248         15035         16967
               15104         15939         18238
               15839         16714         18761
               17572         18543         21376
Jun-98         16715         17639         22086
               14313         15103         19894
               16783         17710         24127
               17463         18428         25328
Jun-99         19505         20560         27110
               18123         19089         25422
               18914         19864         29202
               19808         20768         29870
Jun-00         19380         20289         29077
               19194         20053         28795
               18833         19658         26544
               17451         18199         23399
 1-Jun         17955         18676         24767
               15890         16509         21133
               17348         17981         23391
               17645         18267         23456
 2-Jun         15786         16332         20315
               13386         13810         16808
               14199         14641         18224
               13618         14014         17650
 3-Jun         15069         15486         20365
               15340         15732         20904
               16863         17272         23448
               17251         17640         23845
 4-Jun         17496         17872         24255
               16928         17259         23801
               18153         18475         25998
               17686         17970         25439
 5-Jun         17862         18120         25787

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/95 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (UNAUDITED)

                                                            SHARES              VALUE
                                                            -------          ------------
COMMON STOCKS (94.2%)
BANKS (5.1%)
   Bank of America Corp. ............................       125,000          $  5,701,250
   State Street Corp. ...............................         9,000               434,250
   Wells Fargo Co. ..................................       158,000             9,729,640
                                                                             ------------
                                                                               15,865,140
                                                                             ------------

BEVERAGES (2.9%)
   PepsiCo, Inc. ....................................       167,000             9,006,310
                                                                             ------------
BROKERAGE SERVICES (2.6%)
   Goldman Sachs Group, Inc. ........................        37,000             3,774,740
   J.P. Morgan Chase & Co. ..........................       118,852             4,197,853
                                                                             ------------
                                                                                7,972,593
                                                                             ------------

CHEMICALS - GENERAL (1.8%)
   Air Products & Chemicals, Inc. ...................        94,000             5,668,200
                                                                             ------------
COMPUTERS & PERIPHERALS (5.0%)
   Cisco Systems, Inc. (a) ..........................       227,000             4,337,970
   Dell, Inc. (a) ...................................       134,000             5,294,340
   EMC Corp. (a) ....................................        51,000               699,210
   Intel Corp. ......................................       199,000             5,185,940
                                                                             ------------
                                                                               15,517,460
                                                                             ------------

CONSUMER GOODS & SERVICES (2.8%)
   Procter & Gamble Co. .............................       167,000             8,809,250
                                                                             ------------
CONTAINERS - PAPER & PLASTIC (1.6%)
   Sonoco Products Co. ..............................       192,640             5,104,960
                                                                             ------------
COSMETICS & TOILETRIES (2.6%)
   Colgate-Palmolive Co. ............................        48,000             2,395,680
   Kimberly Clark Corp. .............................        89,600             5,608,064
                                                                             ------------
                                                                                8,003,744
                                                                             ------------

ELECTRONIC & ELECTRICAL - GENERAL (5.5%)
   Emerson Electric Co. .............................       107,000             6,701,410
   Jabil Circuit, Inc. (a) ..........................       195,000             5,992,350
   Texas Instruments, Inc. ..........................        87,000             2,442,090
   Thomas & Betts Corp. (a) .........................        69,400             1,959,856
                                                                             ------------
                                                                               17,095,706
                                                                             ------------

FINANCIAL SERVICES (6.1%)
   Citigroup, Inc. ..................................       159,500             7,373,685
   Fannie Mae .......................................       115,000             6,716,000
   MBNA Corp. .......................................       190,000             4,970,400
                                                                             ------------
                                                                               19,060,085
                                                                             ------------

FOOD DISTRIBUTORS & WHOLESALERS (1.6%)
   Sysco Corp. ......................................       138,000             4,994,220
                                                                             ------------
FOOD PRODUCTS (1.2%)
   General Mills, Inc. ..............................        82,000             3,836,780
                                                                             ------------
HOME DECORATION PRODUCTS (1.6%)
   Newell Rubbermaid, Inc. (b) ......................       206,100             4,913,424
                                                                             ------------
INDUSTRIAL GOODS & SERVICES (1.7%)
   Masco Corp. ......................................       163,000             5,176,880
                                                                             ------------
INSURANCE (5.8%)
   Allstate Corp. ...................................        85,000             5,078,750
   American International Group, Inc. ...............       115,000             6,681,500
   Chubb Corp. ......................................        51,000             4,366,110

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                            SHARES              VALUE
                                                            -------          ------------
COMMON STOCKS, CONTINUED
INSURANCE, continued
   Protective Life Corp. ...............................     45,800          $  1,933,676
                                                                             ------------
                                                                               18,060,036
                                                                             ------------

MANUFACTURING (2.5%)
   3M Co. ..............................................     51,000             3,687,300
   Dover Corp. .........................................    107,500             3,910,850
   Steelcase, Inc. (b) .................................     23,000               318,550
                                                                             ------------
                                                                                7,916,700
                                                                             ------------

MEDICAL - BIOMEDICAL/GENETIC (0.7%)
   Amgen, Inc. (a) .....................................     36,000             2,176,560
                                                                             ------------
MEDICAL SUPPLIES (7.0%)
   Biomet, Inc. ........................................     67,000             2,320,880
   Johnson & Johnson, Inc. .............................    160,000            10,399,999
   Medtronic, Inc. .....................................    170,000             8,804,300
                                                                             ------------
                                                                               21,525,179
                                                                             ------------

MULTIMEDIA (0.7%)
   Time Warner, Inc. (a) ...............................    139,300             2,327,703
                                                                             ------------
NEWSPAPERS (1.0%)
   Gannett Co., Inc. ...................................     45,000             3,200,850
                                                                             ------------
OFFICE EQUIPMENT & SERVICES (1.7%)
   Pitney Bowes, Inc. ..................................    120,000             5,226,000
                                                                             ------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (4.0%)
   Anadarko Petroleum Corp. ............................     88,200             7,245,630
   ENSCO International, Inc. ...........................     54,900             1,962,675
   Transocean Sedco Forex, Inc. (a) ....................     62,000             3,346,140
                                                                             ------------
                                                                               12,554,445
                                                                             ------------

OIL - INTEGRATED (3.6%)
   BP Amoco PLC ADR ....................................    179,000            11,166,020
                                                                             ------------
OILFIELD SERVICES & EQUIPMENT (1.2%)
   Schlumberger Ltd. ...................................     50,000             3,797,000
                                                                             ------------
PHARMACEUTICALS (6.7%)
   Cardinal Health, Inc. ...............................    161,000             9,270,380
   Merck & Co., Inc. ...................................     66,000             2,032,800
   Pfizer, Inc. ........................................    334,000             9,211,720
                                                                             ------------
                                                                               20,514,900
                                                                             ------------

RAILROADS (0.9%)
   Norfolk Southern Corp. ..............................     93,000             2,879,280
                                                                             ------------
RESTAURANTS (0.8%)
   Wendy's International, Inc. .........................     50,000             2,382,500
                                                                             ------------
RETAIL (6.8%)
   Dollar General Corp. ................................    240,999             4,906,740
   Lowe's Cos., Inc. ...................................    111,000             6,462,420
   Target Corp. ........................................    117,000             6,365,970
   Wal-Mart Stores, Inc. ...............................     64,000             3,084,800
                                                                             ------------
                                                                               20,819,930
                                                                             ------------

SOFTWARE & COMPUTER SERVICES (5.7%)
   First Data Corp. ....................................    105,000             4,214,700
   Microsoft Corp. .....................................    333,000             8,271,720
   Oracle Corp. (a) ....................................    397,000             5,240,400
                                                                             ------------
                                                                               17,726,820
                                                                             ------------

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                                SHARES OR
                                                                                PRINCIPAL
                                                                                 AMOUNT         VALUE
                                                                                ---------    ------------
TECHNOLOGY (0.5%)
   Applied Materials, Inc. ................................................        93,800    $  1,517,684
                                                                                             ------------
TELECOMMUNICATIONS (1.9%)
   SBC Communications, Inc. ...............................................       124,950       2,967,563
   Verizon Communications, Inc. ...........................................        87,000       3,005,850
                                                                                             ------------
                                                                                                5,973,413
                                                                                             ------------

TRANSPORTATION SERVICES (0.6%)
   FedEx Corp. ............................................................        23,000       1,863,230
                                                                                             ------------
TOTAL COMMON STOCKS .......................................................                   292,653,002
                                                                                             ------------

U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* (3.2%)
FANNIE MAE (2.2%)
   3.19%, 7/18/05 .........................................................     7,000,000       6,989,458
                                                                                             ------------
FREDDIE MAC (1.0%)
   2.93%, 7/1/05 ..........................................................     3,000,000       3,000,000
                                                                                             ------------
TOTAL U.S. GOVERNMENT AGENCIES - DISCOUNT NOTES* ..........................                     9,989,458
                                                                                             ------------

CORPORATE NOTES (1.2%)
COMMUNITY DEVELOPMENT (1.2%)
   MMA Community Development Investment, Inc., 1.93%, 7/1/05, (c)+ ........     1,395,000       1,395,000
   MMA Community Development Investment, Inc., 2.89%, 7/1/05, (c)+ ........     2,370,000       2,370,000
                                                                                             ------------
TOTAL CORPORATE NOTES .....................................................                     3,765,000
                                                                                             ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (1.6%)
SHORT TERM (1.6%)
   Northern Institutional Liquid Asset Portfolio ..........................     4,834,298       4,834,298
                                                                                             ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING ................                     4,834,298
                                                                                             ------------
TOTAL INVESTMENTS (COST $284,918,420) (d) - 100.2% ........................                   311,241,758
   Liabilities in excess of other assets - (0.2)% .........................                      (427,445)
                                                                                             ------------
NET ASSETS - 100.0% .......................................................                  $310,814,313
                                                                                             ============

----------
(a)   Represents non-income producing securities.

(b)   All or part of this security was on loan, as of June 30, 2005.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation ................   $  44,287,046
Unrealized depreciation ................     (17,963,708)
Net unrealized appreciation ............   $  26,323,338

*     Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at June 30, 2005. Date presented reflects next rate change date.

ADR - American Depositary Receipt

PLC - Public Liability Co.

FUTURES CONTRACTS PURCHASED

                                                                             UNREALIZED
                                                                CONTRACTS   DEPRECIATION
                                                                ---------   ------------
S&P 500 Index Futures Contract, expiring September, 2005
(underlying face amount at value $4,292,100) ................       14      $   (107,850)

SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS CORE STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $276,319,122)* ............................  $ 302,642,460
Investment in affiliates, at value (cost $3,765,000) ..................      3,765,000
Investments held as collateral for securities loaned, at value
  (cost $4,834,298) ...................................................      4,834,298
                                                                         -------------
        Total Investments .............................................    311,241,758
                                                                         -------------
Cash ..................................................................        117,202
Cash held as collateral for futures contracts .........................        220,500
Interest and dividends receivable .....................................        350,151
Receivable for capital shares issued ..................................      1,286,859
Receivable for investments sold .......................................      4,509,788
Prepaid expenses ......................................................        151,710
                                                                         -------------
        Total Assets                                                       317,877,968
                                                                         -------------

LIABILITIES:
Distributions payable to shareholders .................................        522,861
Payable for securities loaned .........................................      4,834,298
Payable for capital shares redeemed ...................................      1,131,161
Payable for variation margin on futures contracts .....................         25,900
Accrued expenses and other payables:
  Investment advisory fees ............................................        321,728
  Administration fees .................................................         51,774
  Distribution fees ...................................................        111,032
  Other                                                                         64,901
                                                                         -------------
        Total Liabilities .............................................      7,063,655
                                                                         -------------

NET ASSETS:
Capital ...............................................................    308,874,351
Accumulated net investment loss .......................................         (9,901)
Accumulated net realized loss on investments and futures contracts ....    (24,265,625)
Unrealized appreciation of investments ................................     26,323,338
Unrealized depreciation of futures contracts ..........................       (107,850)
                                                                         -------------
        Net Assets                                                       $ 310,814,313
                                                                         =============

Net Assets
  Class A .............................................................  $ 199,661,163
  Class B .............................................................    111,153,150
                                                                         -------------
        Total .........................................................  $ 310,814,313
                                                                         =============

Shares outstanding
  (unlimited number of shares authorized with $.01 par value)
  Class A .............................................................     14,537,598
  Class B .............................................................      8,372,942
                                                                         -------------
        Total .........................................................     22,910,540
                                                                         =============

Net asset value
  Class A - Redemption Price Per Share ................................  $       13.73
                                                                         =============
  Class A - Maximum Sales Charge ......................................           5.25%
                                                                         =============
  Class A - Maximum Offering Price Per Share
        (100%/(100%-Maximum Sales Charge) of
        net asset value adjusted to the nearest cent) .................  $       14.49
                                                                         =============
  Class B - offering price per share** ................................  $       13.28
                                                                         =============

* Includes securities on loan, $4,696,885.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

MMA PRAXIS CORE STOCK FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest .................................................................   $     106,261
Dividends ................................................................       2,780,739
Income from securities lending ...........................................           2,039
Interest from affiliates .................................................          41,224
                                                                             -------------
        Total Investment Income ..........................................       2,930,263
                                                                             -------------

EXPENSES:
Investment advisory fees .................................................       1,154,891
Administration fees ......................................................         311,671
Distribution fees-Class A ................................................         246,709
Distribution fees-Class B ................................................         428,349
Shareholder servicing fees-Class A .......................................         246,709
Shareholder servicing fees-Class B .......................................         142,783
Custodian fees ...........................................................          11,982
Trustees' fees and expenses ..............................................          13,939
Transfer agent fees ......................................................           5,832
Other expenses ...........................................................         173,081
                                                                             -------------
        Total expenses before reductions/reimbursements ..................       2,735,946
   Expenses reduced by Distributor .......................................        (303,822)
   Expenses reduced by Custodian .........................................         (14,140)
                                                                             -------------
        Net Expenses .....................................................       2,417,984
                                                                             -------------

Net Investment Income ....................................................         512,279
                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on security transactions and futures contracts .........      (1,958,162)
Change in unrealized appreciation (depreciation) of
 investments during the period ...........................................      (3,851,179)
Change in unrealized appreciation (depreciation) of futures
 contracts during the period .............................................        (113,275)
                                                                             -------------
Net realized and unrealized gain (loss) on
 investments and futures contracts .......................................      (5,922,616)
                                                                             -------------
Net decrease in net assets resulting from operations .....................   $  (5,410,337)
                                                                             =============

SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS CORE STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                             Six Months
                                                                Ended       Year Ended
                                                            June 30, 2005   December 31,
                                                             (Unaudited)        2004
                                                            -------------   ------------
From Investment Activities:
Net investment income ....................................  $     512,279   $  1,195,369
Net realized gain (loss) on investments and futures
  contracts ..............................................     (1,958,162)       742,212
Change in unrealized appreciation (depreciation) of
  investments and futures contracts during the period ....     (3,964,454)    20,789,513
                                                            -------------   ------------
Net increase (decrease) in net assets resulting from
  operations .............................................     (5,410,337)    22,727,094
                                                            -------------   ------------

Distributions to Class A Shareholders:
  From net investment income .............................       (522,861)      (993,307)

Distributions to Class B Shareholders:
  From net investment income .............................             --       (201,381)
                                                            -------------   ------------
Change in net assets from distributions to shareholders ..       (522,861)    (1,194,688)
                                                            -------------   ------------

Change in net assets from capital transactions ...........     (8,670,322)   135,292,931
                                                            -------------   ------------

Change in net assets .....................................    (14,603,520)   156,825,337

Net Assets:
  Beginning of period ....................................    325,417,833    168,592,496
                                                            -------------   ------------
  End of period ..........................................  $ 310,814,313   $325,417,833
                                                            =============   ============

Accumulated net investment income (loss) .................  $      (9,901)  $        681

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                                Class A Shares
                                            --------------------------------------------------------------------------------------
                                            Six Months
                                            Ended June     Year Ended    Year Ended     Year Ended      Year Ended     Year Ended
                                             30, 2005     December 31,  December 31,   December 31,    December 31,   December 31,
                                            (Unaudited)       2004          2003           2002            2001           2000
                                            -----------   ------------  ------------   ------------    ------------   ------------
Net Asset Value, Beginning of Period.....   $  13.99      $      13.06  $    11.00     $      13.44    $      14.59   $      15.02
                                            --------      ------------  ----------     ------------    ------------   ------------
Investment Activities:
  Net investment income..................       0.04              0.08        0.05             0.04            0.03           0.03
  Net realized and unrealized gains
   (losses) from investments.............      (0.26)             0.92        2.01            (2.48)          (1.18)         (0.08)
                                            --------      ------------  ----------     ------------    ------------   ------------
  Total from Investment Activities.......      (0.22)             1.00        2.06            (2.44)          (1.15)         (0.05)
                                            --------      ------------  ----------     ------------    ------------   ------------

Distributions:
  Net investment income..................      (0.04)            (0.07)         --(a)            --              --             --
  Net realized gains.....................         --                --          --               --              --          (0.38)
  Tax return of capital..................         --                --          --(a)            --              --             --
                                            --------      ------------  ----------     ------------    ------------   ------------
  Total Distributions....................      (0.04)            (0.07)         --               --              --          (0.38)
                                            --------      ------------  ----------     ------------    ------------   ------------
Net Asset Value, End of Period...........   $  13.73      $      13.99  $    13.06     $      11.00    $      13.44   $      14.59
                                            ========      ============  ==========     ============    ============   ============
Total Return (excludes sales
  charge)................................      (1.60%)(b)         7.65%      18.77%          (18.15%)         (7.88%)        (0.43%)

Ratios/Supplemental Data:
  Net Assets at end of period (000)......   $199,661      $    202,474  $   41,244     $     25,314    $     24,780   $     17,783
  Ratio of expenses to average
   net assets............................       1.31%(c)          1.33%       1.25%            1.20%           1.20%          1.20%
  Ratio of net investment income
   to average net assets.................       0.57%(c)          1.04%       0.45%            0.35%           0.25%          0.21%
  Ratio of expenses to average net
   assets*...............................       1.57%(c)          1.65%       1.86%            1.94%           1.86%          1.82%
  Portfolio turnover (d).................       2.86%             9.99%       7.68%           10.20%          17.58%         22.77%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Distribution per share was less than $0.005.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                                Class B Shares
                                            --------------------------------------------------------------------------------------
                                            Six Months
                                            Ended June     Year Ended    Year Ended     Year Ended      Year Ended     Year Ended
                                             30, 2005     December 31,  December 31,   December 31,    December 31,   December 31,
                                            (Unaudited)       2004          2003           2002            2001           2000
                                            -----------   ------------  ------------   ------------    ------------   ------------
Net Asset Value, Beginning of Period        $  13.53      $      12.67  $      10.74   $      13.19    $      14.42   $      14.94
                                            --------      ------------  ------------   ------------    ------------   ------------
Investment Activities:
  Net investment income (loss)...........         --(a)           0.01         (0.02)         (0.02)          (0.04)         (0.05)
  Net realized and unrealized gains
   (losses) from investments.............      (0.25)             0.87          1.95          (2.43)          (1.19)         (0.09)
                                            --------      ------------  ------------   ------------    ------------   ------------
  Total from Investment Activities.......      (0.25)             0.88          1.93          (2.45)          (1.23)         (0.14)
                                            --------      ------------  ------------   ------------    ------------   ------------

Distributions:
  Net investment income..................         --             (0.02)           --             --              --             --
  Net realized gains.....................         --                --            --             --              --          (0.38)
                                            --------      ------------  ------------   ------------    ------------   ------------
  Total Distributions....................         --             (0.02)           --             --              --          (0.38)
                                            --------      ------------  ------------   ------------    ------------   ------------
Net Asset Value, End of Period...........   $  13.28      $      13.53  $      12.67   $      10.74    $      13.19   $      14.42
                                            ========      ============  ============   ============    ============   ============
Total Return (excludes redemption
  charge)................................      (1.92%)(b)         6.96%        17.97%        (18.57%)         (8.53%)        (1.04%)

Ratios/Supplemental Data:
  Net Assets at end of period (000)......   $111,153      $    121,817  $    127,348   $    111,598    $    139,788   $    158,850
  Ratio of expenses to average
   net assets............................       1.96%(c)          1.98%         1.90%          1.75%           1.75%          1.75%
  Ratio of net investment income
   to average net assets.................      (0.08%)(c)         0.05%        (0.21%)        (0.20%)         (0.31%)        (0.33%)
  Ratio of expenses to average net
   assets*...............................       2.07%(c)          2.22%         2.33%          2.44%           2.36%          2.31%
  Portfolio turnover (d).................       2.86%             9.99%         7.68%         10.20%          17.58%         22.77%

----------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Amount represents less than $0.01 per share.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                      This page intentionally left blank.

                                                     MMA PRAXIS VALUE INDEX FUND

MMA PRAXIS VALUE INDEX FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS:

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Large company value indexes again outpaced growth indexes during the first half of 2005, though both strategies delivered disappointing returns.

MMA Praxis Value Index Fund performed in line with its benchmark during the first half of the year, with returns attributed to industry weightings more than offsetting the drag resulting from overall fundamental characteristics of the portfolio. Stocks in the energy and technology sectors performed well while stocks in the financial and consumer cyclical sectors lagged. In a reversal from the first quarter, MMA's stewardship investing screens contributed positively to performance later in the first half of the year.(1)

As a passively managed index fund, the managers do not explicitly manage the MMA Praxis Value Index 41 Fund on a daily basis. Index constituents are determined twice each year and stocks are purchased in relative proportion to their market values. We continue to believe the fund remains appropriate for diversified investors seeking exposure to the U.S. large-cap value portion of the market and who want their investments to reflect their values.

Chad M. Horning, CFA(R)
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA(R)
MMA Praxis Core Stock Fund Co-Manager

----------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS VALUE INDEX FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/05

[BAR CHART]

                  INCEPTION                                                  SINCE
                     DATE               1 YEAR             3 YEAR          INCEPTION
                  ---------             ------             ------          ---------
Class A             5/1/01              10.50%              9.19%             0.13%
Class A*            5/1/01               4.67%              7.26%            -1.15%

Class B             5/1/01               9.99%              8.63%            -0.38%
Class B**           5/1/01               5.99%              8.06%            -0.62%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

*   Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

GROWTH OF $10,000 INVESTMENT 5/1/01 TO 6/30/05

[LINE GRAPH]

                                            Standard &
                                              Poor's
                                            500/Barra
                Class A*     Class B**    Value Index (1)
                --------     ---------    ---------------
5/1/2001          9479         10000          10000
                  9260          9766           9777
                  7932          8345           8193
   1-Dec          8368          8799           8846
                  8339          8759           8963
                  7320          7676           8009
                  5848          6121           6370
   2-Dec          6459          6754           7001
                  6122          6392           6615
                  7251          7566           7862
                  7406          7718           8061
   3-Dec          8421          8768           9227
                  8606          8951           9535
                  8623          8947           9611
                  8741          9059           9711
   4-Dec          9521          9847          10676
                  9304          9622          10416
   5-Jun          9529          9745          10685


This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*   Reflects maximum front-end sales charge of 5.25%.

**  Reflects applicable contingent deferred sales charge of 4.00%.

(1) The Standard & Poor's 500/Barra Value Index is an unmanaged index and is constructed by dividing the stocks in the Standard & Poor's 500 Index into two categories, growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (UNAUDITED)

                                                               SHARES          VALUE
                                                               ------        ----------
COMMON STOCKS (99.1%)
ADVERTISING AGENCIES (0.2%)
       Interpublic Group of Co., Inc. (a)(b).............       6,190        $   75,394
                                                                             ----------
AIRLINES (0.2%)
       Southwest Airlines Co. ...........................       5,120            71,322
                                                                             ----------
APPAREL MANUFACTURERS (0.4%)
       Jones Apparel Group, Inc. ........................       1,590            49,354
       Liz Claiborne, Inc. ..............................       1,350            53,676
       V.F. Corp. .......................................       1,280            73,241
                                                                             ----------
                                                                                176,271
                                                                             ----------

AUTOMOTIVE (0.7%)
       AutoNation, Inc. (b)..............................       2,900            59,508
       Cummins Engine, Inc. .............................         140            10,445
       Ford Motor Co. ...................................      26,760           274,023
                                                                             ----------
                                                                                343,976
                                                                             ----------

BANKS (16.4%)
       AmSouth Bancorp...................................       4,960           128,960
       Bank of America Corp. ............................      59,350         2,706,953
       Bank of New York Co., Inc. .......................       7,700           221,606
       BB&T Corp. .......................................       8,170           326,555
       Comerica, Inc. ...................................       2,380           137,564
       Compass Bancshares, Inc. .........................       1,120            50,400
       Fifth Third Bancorp...............................       3,710           152,889
       Golden West Financial Corp. ......................       1,100            70,818
       Huntington Bancshares, Inc. ......................       3,230            77,972
       KeyCorp. .........................................       6,250           207,188
       M & T Bank Corp. .................................         790            83,076
       Marshall & Ilsley Corp. ..........................       1,540            68,453
       Mellon Financial Corp. ...........................       2,870            82,340
       National City Corp. ..............................       8,110           276,713
       North Fork Bancorp., Inc. ........................       5,150           144,664
       Northern Trust Corp. .............................         251            11,443
       Regions Financial Corp. ..........................       7,010           237,499
       State Street Corp. ...............................       1,630            78,648
       SunTrust Banks, Inc. .............................       4,690           338,806
       U.S. Bancorp......................................      27,050           789,860
       Wachovia Corp. ...................................      18,610           923,056
       Wells Fargo Co. ..................................       9,210           567,152
       Zions Bancorp.....................................         740            54,412
                                                                             ----------
                                                                              7,737,027
                                                                             ----------

BEVERAGES (0.3%)
       Coca-Cola Enterprises, Inc. ......................       3,470            76,375
       Pepsiamericas, Inc. ..............................       1,630            41,826
                                                                             ----------
                                                                                118,201
                                                                             ----------

BROADCAST SERVICES & PROGRAMMING (0.4%)
       Clear Channel Communications, Inc. ...............       4,390           135,782
       Univision Communications, Inc. (a)(b).............       1,130            31,132
                                                                             ----------
                                                                                166,914
                                                                             ----------

BROKERAGE SERVICES (8.4%)
       A.G. Edwards, Inc. ...............................         814            36,752

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                               SHARES            VALUE
                                                               ------            -----
COMMON STOCKS, CONTINUED
BROKERAGE SERVICES, continued
     Bear Stearns Co., Inc. .......................             1,260        $  130,964
     Goldman Sachs Group, Inc. ....................             3,260           332,585
     J.P. Morgan Chase & Co. ......................            51,930         1,834,168
     Lehman Brothers Holdings, Inc. ...............             2,650           263,092
     Merrill Lynch & Co. ..........................             8,650           475,837
     Morgan Stanley Dean Witter & Co. .............            16,170           848,440
                                                                             ----------
                                                                              3,921,838
                                                                             ----------
CABLE TV (1.8%)
     Comcast Corp., Class A (b)....................            27,020           829,514
                                                                             ----------
CHEMICALS - GENERAL (0.6%)
     Air Products & Chemicals, Inc. ...............             1,420            85,626
     Engelhard Corp. ..............................             1,310            37,401
     Lyondell Petrochemical........................             2,860            75,561
     Sovereign Bancorp.............................             4,410            98,519
                                                                             ----------
                                                                                297,107
                                                                             ----------
COMPUTERS & PERIPHERALS (2.8%)
     Ceridian Corp. (b)............................               448             8,727
     EMC Corp. (b).................................             2,680            36,743
     Hewlett-Packard Co. ..........................            42,600         1,001,526
     NCR Corp. (b) ................................             2,600            91,312
     Sun Microsystems, Inc. (b) ...................            37,200           138,756
     Sungard Data Systems (b) .....................               510            17,937
                                                                             ----------
                                                                              1,295,001
                                                                             ----------
CONSUMER PRODUCTS (0.0%)
     Bausch & Lomb, Inc. (a) ......................               250            20,750
                                                                             ----------
CONTAINERS - PAPER & PLASTIC (0.1%)
     Bemis Co., Inc. ..............................             1,270            33,706
                                                                             ----------
COSMETICS & TOILETRIES (0.0%)
     Alberto-Culver Co., Class B ..................               136             5,893
                                                                             ----------
DISTRIBUTION (0.3%)
     Genuine Parts Co. ............................             2,580           106,012
     W.W. Grainger, Inc. ..........................               350            19,177
                                                                             ----------
                                                                                125,189
                                                                             ----------
ELECTRIC SERVICES (1.1%)
     Allegheny Energy, Inc. (b) ...................             2,400            60,528
     Cinergy Corp. ................................             2,950           132,219
     Consolidated Edison, Inc. (a) ................             3,730           174,713
     NiSource, Inc. ...............................             4,050           100,157
     Pepco Holdings, Inc. .........................             2,850            68,229
                                                                             ----------
                                                                                535,846
                                                                             ----------
ELECTRONIC & ELECTRICAL - GENERAL (0.8%)
     Advanced Micro Devices, Inc. (a)(b) ..........             2,510            43,523
     American Power Conversion Corp. ..............                50             1,180
     Fisher Scientific International, Inc. (b) ....             1,640           106,436
     Freescale Semiconductor, Inc. (b) ............             4,030            85,355
     Jabil Circuit, Inc. (b) ......................                84             2,581
     LSI Logic Corp. (b) ..........................             5,720            48,563
     Micron Technology, Inc. (b) ..................             3,760            38,390

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                            SHARES          VALUE
                                                            ------          -----
COMMON STOCKS, CONTINUED
ELECTRONIC & ELECTRICAL - GENERAL, continued
     Molex, Inc. (a) ...........................               212        $    5,520
     Novellus Systems, Inc. (b) ................               974            24,068
     Solectron Corp. (b) .......................             2,980            11,294
                                                                          ----------
                                                                             366,910
                                                                          ----------
ENERGY (0.6%)
     Valero Energy (a) .........................             3,800           300,618
                                                                          ----------
FINANCIAL SERVICES (12.4%)
     Ambac Financial Group, Inc. ...............               586            40,879
     Capital One Financial Corp. ...............             1,410           112,814
     Charles Schwab Corp. ......................               560             6,317
     Cit Group, Inc. ...........................             2,930           125,902
     Citigroup, Inc. ...........................            48,370         2,236,144
     Countrywide Credit Industries, Inc. .......             4,730           182,625
     E*Trade Group, Inc. (b) ...................             5,440            76,106
     Fannie Mae ................................            14,280           833,951
     First Horizon Natl Corp. (a) ..............             1,720            72,584
     Freddie Mac ...............................            10,190           664,694
     Janus Capital Group, Inc. .................             3,070            46,173
     MBIA, Inc. (a) ............................               976            57,887
     MBNA Corp. ................................            18,710           489,454
     MGIC Investment Corp. .....................               853            55,633
     PNC Financial Services Group ..............             4,280           233,089
     Providian Financial Corp. (a)(b) ..........             4,090            72,107
     Washington Mutual, Inc. ...................            12,770           519,611
                                                                          ----------
                                                                           5,825,970
                                                                          ----------
FOOD DISTRIBUTORS & WHOLESALERS (0.8%)
     Albertsons, Inc. (a) ......................             5,140           106,295
     Dean Foods Co. (b) ........................             2,270            79,995
     Safeway, Inc. .............................             6,550           147,965
     SUPERVALU, Inc. ...........................             1,740            56,741
                                                                          ----------
                                                                             390,996
                                                                          ----------
FOOD PRODUCTS (0.6%)
     J.M. Smucker Co. ..........................               860            40,368
     Kraft Foods, Inc. .........................             7,900           251,299
     Treehouse Foods, Inc. (b) .................               454            12,944
                                                                          ----------
                                                                             304,611
                                                                          ----------
FOOD STORES (0.5%)
     Kroger Co. (b) ............................            11,270           214,468
                                                                          ----------
FORESTRY (0.2%)
     Plum Creek Timber Co., Inc ................             2,560            92,928
                                                                          ----------
FURNITURE & HOME FURNISHINGS (0.1%)
     Leggett & Platt, Inc ......................               940            24,985
                                                                          ----------
HEALTH CARE SERVICES (0.9%)
     Aetna, Inc ................................               990            81,992
     AmerisourceBergen Corp. ...................             1,140            78,831
     Humana, Inc. (b) ..........................               600            23,844
     McKesson HBOC, Inc. .......................             1,970            88,236
     Medco Health Solutions, Inc. (b) ..........               980            52,293

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                SHARES          VALUE
                                                                ------          -----
COMMON STOCKS, CONTINUED
HEALTH CARE SERVICES, continued
     Tenet Healthcare Corp. (b) ....................             6,980        $   85,435
                                                                              ----------
                                                                                 410,631
                                                                              ----------
HOTELS & MOTELS (0.1%)
     Starwood Hotels & Resorts Worldwide, Inc. .....               984            57,633
                                                                              ----------
INDUSTRIAL GOODS & SERVICES (0.1%)
     Masco Corp. ...................................             1,340            42,558
                                                                              ----------
INSURANCE (9.1%)
     AFLAC, Inc. ...................................             1,290            55,831
     Allstate Corp. ................................             9,860           589,135
     American International Group, Inc. ............            16,850           978,986
     Aon Corp. .....................................             4,830           120,943
     Chubb Corp. ...................................             2,870           245,701
     CIGNA Corp. ...................................             1,270           135,928
     Cincinnati Financial Corp. ....................             2,583           102,183
     Hartford Financial Services Group, Inc. .......             3,280           245,278
     Jefferson-Pilot Corp. .........................             1,910            96,302
     Lincoln National Corp. ........................             1,800            84,456
     Marsh & McLennan Cos., Inc. ...................             7,890           218,553
     MetLife, Inc. .................................             9,630           432,772
     Principal Financial Group, Inc. ...............             2,430           101,817
     Protective Life Corp. .........................               970            40,953
     SAFECO Corp. ..................................             1,770            96,182
     St. Paul Cos., Inc. ...........................            10,210           403,601
     Torchmark Corp. ...............................             1,170            61,074
     UnumProvident Corp. (a) .......................             4,140            75,845
     Wellpoint, Inc. (b) ...........................             2,540           176,886
                                                                              ----------
                                                                               4,262,426
                                                                              ----------
INSURANCE PROPERTY-CASUALTY (0.7%)
     ACE Ltd. ......................................             4,350           195,097
     XL Capital, Ltd. ..............................             1,940           144,375
                                                                              ----------
                                                                                 339,472
                                                                              ----------
MACHINERY (0.7%)
     Deere & Co. ...................................             3,640           238,383
     Ingersoll-Rand Co., Ltd. ......................             1,470           104,885
                                                                              ----------
                                                                                 343,268
                                                                              ----------
MANUFACTURING (0.6%)
     Brunswick Corp. ...............................               470            20,360
     Cooper Industries, Ltd., Class A ..............             1,500            95,850
     Dover Corp. ...................................             1,190            43,292
     SPX Corp. .....................................             1,110            51,038
     Whirlpool Corp. ...............................               990            69,409
                                                                              ----------
                                                                                 279,949
                                                                              ----------
MEDICAL - BIOMEDICAL/GENETIC (0.2%)
     Biogen Idec, Inc. (b) .........................             2,490            85,781
     Chiron Corp. (b) ..............................               290            10,118
                                                                              ----------
                                                                                  95,899
                                                                              ----------
MEDICAL - HOSPITALS (0.0%)
     Health Management Associates, Inc., Class A....               680            17,802
                                                                              ----------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                               SHARES           VALUE
                                                               ------           -----
COMMON STOCKS, CONTINUED
MEDICAL SUPPLIES (0.0%)
     Hillenbrand Industry, Inc. ...................               340        $   17,187
                                                                             ----------
METALS (0.6%)
     Alcan, Inc. (a) ..............................             5,650           169,500
     Nucor Corp. (a) ..............................             2,360           107,663
                                                                             ----------
                                                                                277,163
                                                                             ----------
MINING (0.2%)
     Placer Dome, Inc. ............................             6,440            99,047
                                                                             ----------
MULTIMEDIA (2.0%)
     Time Warner, Inc. (b) ........................            56,010           935,927
                                                                             ----------
NEWSPAPERS (0.9%)
     Gannett Co., Inc. ............................             3,750           266,738
     Tribune Co. ..................................             4,440           156,199
                                                                             ----------
                                                                                422,937
                                                                             ----------
OFFICE EQUIPMENT & SERVICES (0.4%)
     Xerox Corp. (b) ..............................            14,600           201,334
                                                                             ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.4%)
     Anadarko Petroleum Corp. .....................             3,450           283,418
     Apache Corp. .................................             4,830           312,018
     Burlington Resources, Inc. ...................             5,810           320,944
     Devon Energy Corp. ...........................             7,190           364,389
     ENSCO International, Inc. ....................               220             7,865
     GlobalSantaFe Corp. ..........................               280            11,424
     Nabors Industries, Ltd. (b) ..................               190            11,518
     National-Oilwell Varco, Inc. (b) .............               280            13,311
     Noble Corp. ..................................                60             3,691
     ONEOK, Inc. ..................................             1,440            47,016
     Rowan Cos., Inc. (a) .........................               810            24,065
     Transocean Sedco Forex, Inc. (b) .............               340            18,350
     Williams Cos., Inc. ..........................             8,640           164,160
                                                                             ----------
                                                                              1,582,169
                                                                             ----------
OIL & GAS TRANSMISSION (0.7%)
     El Paso Corp. ................................             8,980           103,450
     KeySpan Corp. ................................             2,400            97,680
     Sempra Energy ................................             3,410           140,867
                                                                             ----------
                                                                                341,997
                                                                             ----------
OIL - INTEGRATED (9.4%)
     BP Amoco PLC ADR .............................            52,130         3,251,869
     ConocoPhillips ...............................            20,550         1,181,420
                                                                             ----------
                                                                              4,433,289
                                                                             ----------
PAPER PRODUCTS (1.2%)
     International Paper Co. ......................             7,250           219,023
     MeadWestvaco Corp. ...........................             2,590            72,624
     Temple-Inland, Inc. ..........................             1,600            59,440
     Weyerhaeuser Co. .............................             3,620           230,412
                                                                             ----------
                                                                                581,499
                                                                             ----------
PHARMACEUTICALS (0.5%)
     Cardinal Health, Inc. ........................             1,580            90,976
     Caremark Rx, Inc. (b) ........................               820            36,506

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                               SHARES             VALUE
                                                               ------             -----
COMMON STOCKS, CONTINUED
PHARMACEUTICALS, continued
     Mylan Laboratories, Inc. .....................             2,590        $   49,832
     Watson Pharmaceutical, Inc. (b) ..............             1,530            45,227
                                                                             ----------
                                                                                222,541
                                                                             ----------
PRINTING - COMMERCIAL (0.2%)
     R.R. Donnelley & Sons Co. ....................             3,070           105,946
                                                                             ----------
RAILROADS (0.5%)
     CSX Corp. ....................................             3,050           130,113
     Norfolk Southern Corp. .......................             3,700           114,552
                                                                             ----------
                                                                                244,665
                                                                             ----------
RAW MATERIALS (0.2%)
     Vulcan Materials Co. .........................             1,430            92,936
                                                                             ----------
REAL ESTATE INVESTMENT TRUST (2.1%)
     AMB Property Corp. ...........................               980            42,561
     Apartment Investment & Management Co. ........             1,390            56,879
     Archstone-Smith Trust ........................             2,930           113,157
     Avalonbay Communities, Inc. ..................             1,100            88,880
     Duke Realty Investments, Inc. ................             2,060            65,220
     Equity Office Properties Trust ...............             6,160           203,895
     Equity Residential Properties Trust ..........             4,090           150,594
     ProLogis .....................................             2,690           108,246
     Vornado Realty Trust .........................             1,980           159,192
                                                                             ----------
                                                                                988,624
                                                                             ----------
RESIDENTIAL BUILDING CONSTRUCTION (0.3%)
     Centex Corp. .................................               610            43,109
     KB Home ......................................               250            19,058
     Pulte Homes, Inc. ............................             1,140            96,044
                                                                             ----------
                                                                                158,211
                                                                             ----------
RESTAURANTS (1.2%)
     McDonald's Corp. .............................            18,710           519,202
     Wendy's International, Inc. ..................               518            24,683
                                                                             ----------
                                                                                543,885
                                                                             ----------
RETAIL (2.3%)
     Circuit City Stores, Inc. (a) ................             2,730            47,202
     Costco Wholesale Corp. .......................             2,470           110,705
     CVS Corp. ....................................             1,080            31,396
     Federated Department Stores, Inc. ............             2,520           184,666
     J.C. Penney Co., Inc. ........................             3,990           209,794
     May Department Stores Co. ....................             4,490           180,318
     Office Depot, Inc. (b) .......................             3,030            69,205
     Sears Holding Corp. (b) ......................               710           106,408
     Tiffany & Co. ................................             1,020            33,415
     Toys "R" Us, Inc. (b) ........................             3,180            84,206
                                                                             ----------
                                                                              1,057,315
                                                                             ----------
SOFTWARE & COMPUTER SERVICES (0.4%)
     Affiliated Computer Services - Class A (b) ...               320            16,352
     BMC Software, Inc. (b) .......................             3,100            55,645
     Siebel Systems, Inc. (a) .....................             7,630            67,907
     Symbol Technologies, Inc. ....................               790             7,797

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                                SHARES OR
                                                                                PRINCIPAL
                                                                                  AMOUNT          VALUE
                                                                                ----------        -----
COMMON STOCKS, CONTINUED
SOFTWARE & COMPUTER SERVICES, continued
     VERITAS Software Corp. (b) .......................................             2,480      $     60,512
                                                                                               ------------
                                                                                                    208,213
                                                                                               ------------
TELECOMMUNICATIONS (9.7%)
     ALLTEL Corp ......................................................             4,990           310,777
     AT&T Corp ........................................................            11,820           225,053
     BellSouth Corp ...................................................            27,020           717,921
     CenturyTel, Inc ..................................................             1,880            65,104
     Citizens Communications Co .......................................             4,110            55,238
     SBC Communications, Inc ..........................................            48,750         1,157,813
     Sprint Corp. (a) .................................................            21,840           547,966
     Telephone & Data Systems, Inc ....................................             1,510            61,623
     Verizon Communications, Inc ......................................            40,840         1,411,022
                                                                                               ------------
                                                                                                  4,552,517
                                                                                               ------------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT (0.6%)
     Comverse Technology, Inc. (b) ....................................               776            18,352
     Nortel Networks Corp. (b) ........................................            62,990           164,404
     Scientific-Atlanta, Inc ..........................................               700            23,289
     Tellabs, Inc. (b) ................................................             7,050            61,335
                                                                                               ------------
                                                                                                    267,380
                                                                                               ------------
TRANSPORTATION SERVICES (0.2%)
     FedEx Corp .......................................................               490            39,695
     Yellow Roadway Corp. (b) .........................................               850            43,180
                                                                                               ------------
                                                                                                     82,875
                                                                                               ------------
TOTAL COMMON STOCKS ...................................................                          46,542,730
                                                                                               ------------
CORPORATE NOTES (0.7%)
COMMUNITY DEVELOPMENT (0.7%)
     MMA Community Development Investment, Inc., 1.93%, 7/1/05, (c)+ ..            75,000            75,000
     MMA Community Development Investment, Inc., 2.89%, 7/1/05, (c)+ ..           235,000           235,000
                                                                                               ------------
TOTAL CORPORATE NOTES .................................................                             310,000
                                                                                               ------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (3.7%)
SHORT TERM (3.7%)
     Northern Institutional Liquid Asset Portfolio ....................         1,414,147         1,414,147
     Banco Santander Central Hispano SA ...............................            12,746            12,746
     Bank of New York City Letter of Credit ...........................               119               119
     Chase Manhattan ..................................................                 1                 1
     Lloyds Letter of Credit ..........................................            53,499            53,499
     LOCC HSBC Letter of Credit .......................................            23,778            23,778
     Monte Dei Paschi Di Siena ........................................            29,721            29,721
     National Australia ...............................................            59,443            59,443
     Paribas Letter of Credit .........................................            71,331            71,331
     Royal Bank of Canada Letter of Credit ............................            35,666            35,666
     San Paolo IMI Bank ...............................................            23,777            23,777
     Standard Chartered Bank Letter of Credit .........................            17,833            17,833
     Westpac Letter of Credit .........................................            17,714            17,714
                                                                                               ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING ............                           1,759,775
                                                                                               ------------
TOTAL INVESTMENTS (COST $43,146,936) (d) - 103.5% .....................                          48,612,505
                                                                                               ------------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                              SHARES OR
                                                                              PRINCIPAL
                                                                               AMOUNT         VALUE
                                                                               ------         -----
         Liabilities in excess of other assets - (3.5)% ..............                     $ (1,652,735)
                                                                                           ------------
NET ASSETS - 100.0% ..................................................                     $ 46,959,770
                                                                                           ============

----------
(a)  All or part of this security was on loan, as of June 30, 2005.

(b)  Represents non-income producing securities.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $578,873. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation ......     $ 6,185,341
Unrealized depreciation ......      (1,298,645)
                                   -----------
Net unrealized appreciation...     $ 4,886,696
                                   ===========

+ Variable rate security. Rates presented are the rates in effect at June 30, 2005. Date presented reflects next rate change date.

ADR - American Depositary Receipt

PLC - Public Liability Co.

FUTURES CONTRACTS PURCHASED

                                                                                                          UNREALIZED
                                                                                          CONTRACTS      APPRECIATION
                                                                                          ---------      ------------
S&P Barra Val Index Futures Contract, expiring September, 2005 (underlying
  face amount at value $463,350) ...............................................              3             $2,550

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $41,077,161)* .........................................        $ 46,542,730
Investment in affiliates, at value (cost $310,000) ................................             310,000
Investments held as collateral for securities loaned, at value (cost $1,759,775) ..           1,759,775
                                                                                           ------------
          Total Investments .......................................................          48,612,505
                                                                                           ------------
Cash ..............................................................................             551,711
Cash held as collateral for futures contracts .....................................              39,236
Interest and dividends receivable .................................................              46,829
Receivable for capital shares issued ..............................................             386,574
Receivable for investments sold ...................................................           4,205,708
Prepaid expenses ..................................................................              30,571
                                                                                           ------------
          Total Assets ............................................................          53,873,134
                                                                                           ------------
LIABILITIES:
Distributions payable to shareholders .............................................             305,785
Payable for investments purchased .................................................           4,697,062
Payable for securities loaned .....................................................           1,759,775
Payable for capital shares redeemed ...............................................              93,558
Payable for variation margin on futures contracts .................................               1,950
Accrued expenses and other payables:
     Administration fees ..........................................................               5,748
     Distribution fees ............................................................              13,822
     Shareholder servicing fees ...................................................              26,319
     Other ........................................................................               9,345
                                                                                           ------------
          Total Liabilities .......................................................           6,913,364
                                                                                           ------------
NET ASSETS:
Capital ...........................................................................          42,840,424
Accumulated net investment loss ...................................................                (366)
Accumulated net realized loss on investment transactions and futures contracts ....          (1,348,407)
Unrealized appreciation of investments ............................................           5,465,569
Unrealized appreciation of futures contracts ......................................               2,550
                                                                                           ------------
          Net Assets ..............................................................        $ 46,959,770
                                                                                           ============
Net Assets
     Class A ......................................................................        $ 36,481,973
     Class B ......................................................................          10,477,797
                                                                                           ------------
          Total ...................................................................        $ 46,959,770
                                                                                           ============
Shares outstanding
     (unlimited number of shares authorized with $.01 par value)
     Class A ......................................................................           3,805,606
     Class B ......................................................................           1,095,251
                                                                                           ------------
          Total ...................................................................           4,900,857
                                                                                           ============
Net asset value
     Class A - Redemption Price Per Share .........................................        $       9.59
                                                                                           ============
     Class A - Maximum Sales Charge ...............................................                5.25%
                                                                                           ============
     Class A - Maximum Offering Price Per Share
          (100%/(100%-Maximum Sales Charge) of
          net asset value adjusted to the nearest cent) ...........................        $      10.12
                                                                                           ============
     Class B - offering price per share** .........................................        $       9.57
                                                                                           ============

*    Includes securities on loan, $1,658,712.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         STATEMENT OF OPERATIONS

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividends .................................................................................        $ 548,340
Income from securities lending ............................................................              799
Interest from affiliates ..................................................................            4,757
                                                                                                   ---------
     Total Investment Income ..............................................................          553,896
                                                                                                   ---------

EXPENSES:
Investment advisory fees ..................................................................           95,645
Administration fees .......................................................................           33,021
Distribution fees-Class A .................................................................           43,095
Distribution fees-Class B .................................................................           35,901
Shareholder servicing fees-Class A ........................................................           43,095
Shareholder servicing fees-Class B ........................................................           11,967
Custodian fees ............................................................................            1,781
Trustees' fees and expenses ...............................................................            1,610
Transfer agent fees .......................................................................            1,396
Other expenses ............................................................................           35,564
                                                                                                   ---------
          Total expenses before reductions/reimbursements .................................          303,075
     Expenses reduced by Distributor ......................................................          (52,669)
     Expenses reduced by Custodian ........................................................           (1,929)
                                                                                                   ---------
          Net Expenses ....................................................................          248,477
                                                                                                   ---------

Net Investment Income .....................................................................          305,419
                                                                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions and futures contracts ..........................          378,511
Change in unrealized appreciation (depreciation) of investments during the period .........         (598,730)
Change in unrealized appreciation (depreciation) of futures contracts during the period ...              525
                                                                                                   ---------
Net realized and unrealized gain (loss) on investments and futures contracts ..............         (219,694)
                                                                                                   ---------
Net increase in net assets resulting from operations ......................................        $  85,725
                                                                                                   =========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS VALUE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Six
                                                                                  Months
                                                                                  Ended            Year Ended
                                                                               June 30,2005       December 31,
                                                                               (Unaudited)            2004
                                                                              -------------       ------------
From Investment Activities:
Net investment income ................................................         $    305,419        $    497,782
Net realized gain on investments and futures contracts ...............              378,511             562,304
Change in unrealized appreciation (depreciation) of investments and
  futures contracts during the period ................................             (598,205)          3,676,319
                                                                               ------------        ------------
Net increase in net assets resulting from operations .................               85,725           4,736,405
                                                                               ------------        ------------

Distributions to Class A Shareholders:
  From net investment income .........................................             (257,767)           (426,675)

Distributions to Class B Shareholders:
  From net investment income .........................................              (48,018)            (71,107)
                                                                               ------------        ------------
Change in net assets from distributions to shareholders ..............             (305,785)           (497,782)
                                                                               ------------        ------------

Change in net assets from capital transactions .......................            4,012,641           7,462,494
                                                                               ------------        ------------

Change in net assets .................................................            3,792,581          11,701,117

Net Assets:
  Beginning of period ................................................           43,167,189          31,466,072
                                                                               ------------        ------------
  End of period ......................................................         $ 46,959,770        $ 43,167,189
                                                                               ============        ============

Accumulated net investment (loss) ....................................         $       (366)       $         --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                                Class A Shares
                                                 ----------------------------------------------------------------------------
                                                 Six Months          Year            Year          Year           Period
                                                 Ended June          Ended           Ended         Ended           Ended
                                                 30,  2005        December 31,    December 31,   December 31,    December 31,
                                                (Unaudited)          2004             2003          2002           2001(a)
                                                -----------       -----------     -----------    -----------     ------------
Net Asset Value, Beginning of Period .........   $     9.65       $      8.65     $      6.72    $     8.79      $    10.00
                                                 ----------       -----------     -----------    ----------      ----------
Investment Activities:
  Net investment income ......................         0.07              0.12            0.10          0.07            0.03
  Net realized and unrealized gains (losses)
     from investments ........................        (0.06)             1.00            1.93         (2.07)          (1.20)
                                                 ----------       -----------     -----------    ----------      ----------
  Total from Investment Activities ...........         0.01              1.12            2.03         (2.00)          (1.17)
                                                 ----------       -----------     -----------    ----------      ----------
Distributions:
  Net investment income ......................        (0.07)            (0.12)          (0.10)        (0.07)          (0.03)
  Net realized gains .........................           --                --              --            --           (0.01)
  Tax return of capital ......................           --                --              --(b)         --              --
                                                 ----------       -----------     -----------    ----------      ----------
  Total Distributions ........................        (0.07)            (0.12)          (0.10)        (0.07)          (0.04)
                                                 ----------       -----------     -----------    ----------      ----------
Net Asset Value, End of Period ...............   $     9.59       $      9.65     $      8.65    $     6.72      $     8.79
                                                 ==========       ===========     ===========    ==========      ==========
Total Return (excludes sales charge) .........         0.08%(c)         13.07%          30.38%       (22.81%)        (11.72%)(c)

Ratios/Supplemental Data:
  Net Assets at end of period (000) ..........   $   36,482       $    33,640     $    25,815    $   15,071      $   14,136
  Ratio of expenses to average net assets ....         1.01%(d)          1.04%           0.95%         0.95%           0.95%(d)
  Ratio of net investment income to average
     net assets ..............................         1.51%(d)          1.45%           1.49%         0.98%           0.61%(d)
  Ratio of expenses to average net assets* ...         1.27%(d)          1.48%           1.71%         2.13%           2.44%(d)
  Portfolio turnover (e) .....................         9.70%            24.76%          35.21%        30.61%          17.86%

-------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)  Distribution per share was less than $0.005.

(c)  Not annualized.

(d)  Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                                      Class B Shares
                                                     ------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended June        Year Ended       Year Ended      Year Ended     Period Ended
                                                      30, 2005         December 31,     December 31,    December 31,   December 31,
                                                     (Unaudited)           2004             2003           2002           2001(a)
                                                     -----------       -----------      -----------     -----------     -----------
Net Asset Value, Beginning of Period ...........     $    9.62          $   8.64          $  6.71        $  8.78        $ 10.00
                                                     ---------          --------          -------        -------        -------
Investment Activities:
 Net investment income .........................          0.04              0.08             0.07           0.03             --
 Net realized and unrealized gains (losses)
  from investments .............................         (0.05)             0.98             1.93          (2.07)         (1.20)
                                                     ---------          --------          -------        -------        -------
 Total from Investment Activities ..............         (0.01)             1.06             2.00          (2.04)         (1.20)
                                                     ---------          --------          -------        -------        -------
Distributions:
 Net investment income .........................         (0.04)            (0.08)           (0.07)         (0.03)         (0.01)
 Net realized gains ............................            --                --               --             --          (0.01)
                                                     ---------          --------          -------        -------        -------
 Total Distributions ...........................         (0.04)            (0.08)           (0.07)         (0.03)         (0.02)
                                                     ---------          --------          -------        -------        -------
Net Asset Value, End of Period .................     $    9.57          $   9.62          $  8.64        $  6.71        $  8.78
                                                     =========          ========          =======        =======        =======
Total Return (excludes redemption charge) ......         (0.06%)(b)        12.31%           29.82%        (23.24%)      (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) ..............     $  10,478          $  9,155          $ 5,651        $ 3,227        $ 2,593
Ratio of expenses to average net assets ........          1.56%(c)          1.60%           1.50%           1.50%          1.50%(c)
Ratio of net investment income to average
 net assets ....................................          0.96%(c)          0.91%            0.94%          0.44%          0.04%(c)
Ratio of expenses to average net assets* .......          1.77%(c)          1.99%            2.21%          2.64%          2.58%(c)
Portfolio turnover (d) .........................          9.70%            24.76%           35.21%         30.61%         17.86%

----------------
* During the period, certain expenses were voluntarily reduced/ reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

MMA PRAXIS INTERNATIONAL FUND

MMA PRAXIS INTERNATIONAL FUND
SEMI-ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGER'S LETTER

INVESTMENT CONCERNS:

International investing involves increased risk and volatility. Among others, additional risks include fluctuations in currency exchange rates, differences among various countries in how taxes are computed and paid, differences in accounting standards which can result in different valuations for similar companies, and differences in auditing and financial reporting practices.

MMA Praxis Mutual Funds invest in international equities that are screened to exclude companies deemed not socially responsible (SRI). This means that several industries are excluded completely from investment, and investment in certain other industries is limited. Excluded industries include tobacco, alcohol, and gambling. Manufacturing and mining are examples of limited industries. The restrictions also cover any companies with defense, abortifacient, adult entertainment, or nuclear power involvement, as well as companies with poor records in the environmental and human rights areas. Thus, holders of MMA Praxis Mutual Funds can be comforted in knowing their fund invests using rigorous SRI criteria.

There are close to 900 companies that are not appropriate for investment due to the restrictions, including some large companies with a major presence in the MSCI AC World Free-(ex. U.S.) Index(1) (the "MSCI Index"); for example, Total, Siemens and E.ON. The MSCI Index, against which the Fund is compared, has no such restrictions. The large number of excluded names and industries means that comparing the Fund with an index that has no such restrictions can and does result in wide performance deviations.(2)

STRATEGY

During the first six months of the year, the fund remained underweight in Japan and Asia ex-Japan (largely Australia) while maintaining a modest position in Emerging Markets. Exposure to Europe and the U.K. was in line with the Index weights.(2)

Japan was the largest contributing country due to a combination of an underweight exposure in a poorly performing market and stock outperformance. Among the companies with positive effect were Yamada Denki, the consumer electronics and white goods retailer (similar to Best Buy in the United States) that performed strongly on improved sales, and Orix, the Tokyo-based integrated financial services company. Select Emerging Markets also contributed.(2)

In Hungary, Mol, the Hungarian oil refiner and distributor, and OTP Bank, a domestic retail bank with a growing presence in Eastern Europe, both added to their strong performance in 2004.(2)

In Mexico, Cemex S.A., the world's third largest cement manufacturer, had strong returns for the first half of the year as it firmly fixed its market position in Europe following the acquisition of RMC, a U.K. cement manufacturer.(2)

Within Europe, several countries had a positive effect, including Germany, Ireland and Spain. Over-weights in Ireland and Germany combined with outperformance in both markets boosted the Fund. In Germany, RWE, the growing utility company and Continental, the auto component and tire manufacturer were among the fund's top 10 performing stocks for the first half of the year. RWE, like other utility companies

----------------

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

in Germany, has risen on the back of an expected increase in tariffs. Continental, the German tire manufacturer, continued to benefit from its low production costs in Eastern Europe. Ireland's Anglo Irish Bank continued its success of 2004 on further solid results.(1)

In the U.K., there were strong contributions from a number of holdings, including BP, the fund's largest individual position. We believe this is one of the best integrated oil companies in the world and is a major beneficiary from the rise in energy prices. On July 26, BP announced it would buy back $6 billion in stocks and announced that earnings were up by 28 percent.(1)

On a sector basis, an overweight position and outperformance made Consumer Discretionary the largest contributing sector. Strong stock outperformance in a weak-performing sector led to IT's significant contribution. Within Consumer Discretionary, Television Broadcasts, a television station in Hong Kong (and the largest Chinese program producer in the world), enjoyed the benefits of its continued dominance in the Asian market for Chinese language programming. Korean-based Hyundai added to Continental's strong showing in the Auto and Components industry. In IT, Neopost, France's office equipment company (and competitor of Pitney Bowes), posted double digit returns as did Bull, the French designer and developer of servers and software. Other stocks that benefited the fund in the first six months, included the BHP Billiton, the Anglo-Australian materials company that continued to reap the benefits of high commodity prices.(1)

On a country basis, the major detractors were the U.K., France, and Australia. In the U.K., the weakest holding was Kingfisher, a home improvement retail group similar to Home Depot, which fell on weak sales and margins. Next, the clothes retailer, suffered from a slow down in consumer spending. Within Europe, stock performance in France and Norway, and an absence of exposure in Finland's Nokia were the causes. France's France Telecom, along with German holding, Deutsche Telecom, Norway's Telenor and the U.K.'s Vodafone, suffered from the general weakness in the telecommunication industry in the period.(1)

Stock underperformance in the Energy sector, albeit the strongest performing in the period, detracted. Several of the poorer performing stocks came from the financial sector. Swiss Reinsurance posted double-digit losses following broker downgrades. Also, in Financials, a diverse group of banks including Royal Bank of Scotland, Credit Agricole of France, and Mitsubishi Financial Group of Japan produced negative performance.(1)

OUTLOOK

Although economic growth is slow in Japan and Europe, we are very heartened by the steps that many European and Japanese companies have taken. The fund is well positioned with many companies that are restructuring (which may enable them to increase profit margins despite slow macroeconomic growth), increasing dividends (e.g. Takefuji, France Telecom) and buying back shares (e.g. BP). In doing so, these types of companies have been acting in their shareholders' best interest.(1)

In addition, companies have been very careful about capital allocation, as shareholders could punish a company that allocates capital unwisely. This is a very significant development, which we see vividly when we speak with top management of international companies.

Looking ahead, we see good opportunities in European privatizations because governments are under pressure to reduce their budget deficits, and such sales by governments can help them accomplish that goal.

Gilman Gunn

Evergreen portfolio manager

----------------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

PERFORMANCE REVIEW

MMA PRAXIS INTERNATIONAL FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/05

[BAR CHART]

                     INCEPTION                                                                   SINCE
                        DATE              1 YEAR             3 YEAR           5 YEAR            INCEPTION
                        ----              ------             ------           ------            ---------
Class A               5/12/99              11.94%              6.51%           -5.88%                3.16%
Class A*              5/12/99               6.09%              4.61%           -6.90%                2.49%

Class B                4/1/97              11.18%              5.81%           -6.47%                2.70%
Class B**              4/1/97               7.18%              5.21%           -6.63%                2.70%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

*    Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97. The B Share Contingent Deferred Sales Charge (CDSC) does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

GROWTH OF $10,000 INVESTMENT 4/1/97 TO 6/30/05

[LINE GRAPH]

                                         MSCI AC World Free-
                Class A*     Class B    (ex. U.S.) Index (1)
                --------     -------    --------------------
4/1/1997          9479        10000            10000
                 10901        11501            11298
                 10949        11551            11194
  Dec-97         10085        10640            10230
                 11737        12383            11627
                 12497        13184            11454
                 10867        11465             9723
  Dec-98         12504        13191            11708
                 12762        13464            11986
                 13328        14061            12546
                 14083        14831            12972
  Dec-99         17811        18732            15327
                 18222        19144            15447
                 16587        17402            14817
                 15266        15997            13609
  Dec-00         14208        14867            13015
                 12212        12763            11304
                 11611        12110            11290
                  9706        10101             9622
   1-Dec         10596        11014            10478
                 10722        11145            10692
                 10136        10516            10368
                  8127         8422             8366
   2-Dec          8552         8841             8941
                  7668         7920             8288
                  8975         9257             9933
                  9565         9846            10796
   3-Dec         10872        11180            12643
                 11323        11613            13254
                 10942        11204            13162
                 10872        11120            13294
   4-Dec         12508        12767            15343
                 12427        12659            15394
   5-Jun         12248        12457            15392

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/05, and represents the reinvestment of dividends and capital gains in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*    Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

(1) The MSCI AC World Free-(ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

SCHEDULE OF PORTFOLIO INVESTMENTS

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2005 (UNAUDITED)

                                                    SHARES      VALUE
                                                    -------   ----------
COMMON STOCKS (95.2%)
ARGENTINA (0.3%)
AGRICULTURE (0.1%)
   Cresud S.A. ADR (a) ...........................   11,503   $  139,761
                                                              ----------
REAL ESTATE (0.2%)
   IRSA Inversiones y Representaciones S.A.(b) ...   16,061      195,945
                                                              ----------
                                                                 335,706
                                                              ----------

AUSTRALIA (0.8%)
AIRLINES (0.8%)
   Qantas Airways, Ltd. ..........................  410,056    1,051,666
                                                              ----------
AUSTRIA (0.4%)
BANKS (0.4%)
   Bank Austria Creditanstalt ....................    4,851      506,477
                                                              ----------
BELGIUM (1.0%)
SPECIAL PURPOSE ENTITY (1.0%)
   Groupe Bruxelles Lambert S.A. .................   14,972    1,297,815
                                                              ----------
BERMUDA (1.3%)
AGRICULTURAL OPERATIONS (1.0%)
   Bunge Ltd. (a) ................................   21,079    1,336,409
                                                              ----------
INSURANCE (0.3%)
   Catlin Group, Ltd. ............................   58,135      424,107
                                                              ----------
                                                               1,760,516
                                                              ----------

CANADA (0.6%)
AUCTION HOUSE (0.5%)
   Ritchie Brothers Auctioneers, Inc. ............   17,663      680,909
                                                              ----------
DIVERSIFIED OPERATIONS (0.1%)
   Brascan Corp. .................................    4,450      170,036
                                                              ----------
                                                                 850,945
                                                              ----------

CZECH REPUBLIC (0.4%)
TELECOM SERVICES (0.4%)
   Cesky Telecom A.S. ............................   26,735      500,804
                                                              ----------
FRANCE (15.5%)
ADVERTISING (0.4%)
   Havas SA (a) ..................................   89,567      490,125
                                                              ----------
BANKS (2.5%)
   BNP Paribas S.A. ..............................   23,103    1,585,884
   Credit Agricole S.A. ..........................   70,224    1,781,955
                                                              ----------
                                                               3,367,839
                                                              ----------

BUILDING & CONSTRUCTION (1.8%)
   Compagnie de Saint-Gobain .....................   25,742    1,430,146
   Imerys S.A. ...................................   14,666    1,011,173
                                                              ----------
                                                               2,441,319
                                                              ----------

FOOD DIVERSIFIED (0.6%)
   Sodexho Alliance S.A. .........................   23,858      739,714
                                                              ----------
FOOD RETAIL (1.1%)
   Carrefour S.A. ................................   31,355    1,522,198
                                                              ----------
INSURANCE (1.4%)
   CNP Assurances ................................   22,302    1,428,300
   Scor (a) ......................................  221,750      445,648
                                                              ----------
                                                               1,873,948
                                                              ----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                 SHARES      VALUE
                                                 -------   -----------
COMMON STOCKS, CONTINUED
MEDIA (3.3%)
   Vivendi Universal S.A. ................       139,499   $ 4,401,142
                                                           -----------
OFFICE AUTOMATION & EQUIPMENT (2.0%)
   Neopost S.A. ..........................        30,279     2,666,824
                                                           -----------
PUBLISHING (0.3%)
   Pagesjaunes ...........................        17,579       410,957
                                                           -----------
TELECOMMUNICATIONS (1.7%)
   France Telecom S.A. ...................        77,996     2,281,335
                                                           -----------
TIRE & RUBBER (0.4%)
   Michelin ..............................         8,242       502,403
                                                           -----------
                                                            20,697,804
                                                           -----------

GERMANY (7.6%)
BANKS (1.0%)
   Deutsche Bank AG ......................        17,574     1,376,134
                                                           -----------
ELECTRIC-INTEGRATED (1.5%)
   RWE AG ................................        31,914     2,063,205
                                                           -----------
INSURANCE (0.5%)
   Allianz AG ............................         6,064       698,902
                                                           -----------
PHARMACEUTICALS (0.9%)
   Fresenius AG (a) ......................        10,810     1,239,355
                                                           -----------
PUBLISHING (0.1%)
   Axel Springer AG ......................         1,482       172,260
                                                           -----------
REAL ESTATE INVESTMENT / MANAGEMENT (0.7%)
   IVG Immobilien AG .....................        48,181       891,290
                                                           -----------
TELECOMMUNICATIONS (1.8%)
   Deutsche Telecom AG ...................       120,616     2,234,170
                                                           -----------
TIRE & RUBBER (1.1%)
   Continental AG ........................        20,084     1,449,160
                                                           -----------
                                                            10,124,476
                                                           -----------

HONG KONG (1.6%)
DIVERSIFIED FINANCIAL SERVICES (0.9%)
   Guoco Group, Ltd. .....................       117,000     1,204,603
                                                           -----------
TELEVISION (0.7%)
   Television Broadcasts, Ltd. ...........       155,000       875,717
                                                           -----------
                                                             2,080,320
                                                           -----------

HUNGARY (0.6%)
BANKS (0.4%)
   OTP Bank Rt. GDR (a) ..................         9,100       605,150
                                                           -----------
OIL COMP-INTERGRATED (0.2%)
   Mol Magyar Olaj-Es Gz-Sp GDR ..........         2,668       223,045
                                                           -----------
                                                               828,195
                                                           -----------

IRELAND (2.0%)
BANKS (1.3%)
   Anglo Irish Bank Corp. PLC ............       140,764     1,746,769
                                                           -----------
FINANCIAL SERVICES (0.7%)
   Irish Life & Permanent PLC ............        51,046       899,176
                                                           -----------
                                                             2,645,945
                                                           -----------

ITALY (1.7%)
ELECTRIC-INTEGRATED (1.3%)
   Enel SpA (a) ..........................       212,085     1,848,682
                                                           -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                SHARES     VALUE
                                                ------   ----------
COMMON STOCKS, CONTINUED
PUBLISHING (0.2%)
   Mondadori (Arnoldo) Editore SpA .........       22,470   $  214,227
                                                            ----------
TELEVISION (0.2%)
   Mediaset SpA ............................       21,382      252,132
                                                            ----------
                                                             2,315,041
                                                            ----------

JAPAN (15.6%)
AUTOMOTIVE (0.8%)
   Toyota Industries Corp. .................       16,100      439,962
   Toyota Motor Corp. ......................       17,800      637,320
                                                            ----------
                                                             1,077,282
                                                            ----------

BANKS (2.8%)
   Bank of Yokohama, Ltd. ..................      168,000      971,212
   Chiba Bank (a) ..........................      169,000    1,114,168
   Mitsubishi Tokyo Financial Group, Inc. ..           91      772,285
   Sumitomo Trust & Banking Co. ............      126,000      767,045
                                                            ----------
                                                             3,624,710
                                                            ----------

BEVERAGES (0.2%)
   Ito En, Ltd. (a) ........................        6,200      318,164
                                                            ----------
BUILDING & CONSTRUCTION (0.2%)
   Okumura Corp. ...........................       53,000      299,702
                                                            ----------
CHEMICALS (0.6%)
   Sanyo Chemical Industries, Ltd. .........       42,000      305,682
   Sumitomo Chemical Co., Ltd. .............       60,000      275,974
   Tokuyama Corp. (a) ......................       27,000      192,370
                                                            ----------
                                                               774,026
                                                            ----------

COSMETICS & TOILETRIES (0.9%)
   Uni-Charm Corp. .........................       29,700    1,194,643
                                                            ----------
ELECTRONIC & ELECTRICAL - GENERAL (1.6%)
   CANON, Inc. .............................       30,000    1,580,087
   Keyence Corp. ...........................          900      201,786
   Ngk Insulators, Ltd. ....................       18,000      175,487
   Nidec Corp. (a) .........................        1,100      116,468
                                                            ----------
                                                             2,073,828
                                                            ----------
FINANCIAL SERVICES (2.3%)
   Nissin Co., Ltd. (a) ....................      230,400      432,208
   Orix Corp. ..............................       11,200    1,680,808
   Takefuji Corp. ..........................       13,820      934,794
                                                            ----------
                                                             3,047,810
                                                            ----------

FOOD PRODUCTS & SERVICES (0.1%)
   Ezaki Glico Co., Ltd. ...................       23,000      177,354
                                                            ----------
INSURANCE (0.4%)
   Mitsui Sumitomo Insurance Co. ...........       64,000      576,623
                                                            ----------
MACHINERY / MACHINE TOOLS (0.2%)
   Nabtesco Corp. ..........................       40,000      270,563
                                                            ----------
MOTION PICTURES & SERVICES (0.2%)
   Toho Co., Ltd. ..........................       16,300      235,209
                                                            ----------
PHARMACEUTICALS (2.4%)
   Daiichi Pharmaceuticals Co., Ltd. .......       17,700      391,897
   Eisai Co., Ltd. .........................       35,700    1,200,947

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                  SHARES      VALUE
                                                  ------   -----------
COMMON STOCKS, CONTINUED
PHARMACEUTICALS, continued
   Taisho Pharmaceutical Co., Ltd. .......        18,000   $   350,649
   Yamanouchi Pharmaceuticals Co., Ltd. ..        34,900     1,192,920
                                                           -----------
                                                             3,136,413
                                                           -----------

REAL ESTATE INVESTMENT / MANAGEMENT (0.5%)
   Mitsubishi Estate Co., Ltd. ...........        64,000       704,762
                                                           -----------
RETAIL (1.7%)
   Yamada Denki Co., Ltd. (a) ............        40,200     2,313,095
                                                           -----------
TELECOMMUNICATIONS (0.7%)
   Nippon Telegraph & Telephone Corp. ....           218       933,893
                                                           -----------
                                                            20,758,077
                                                           -----------

MEXICO (1.1%)
BUILDING PRODUCTS (1.1%)
   Cemex S.A. ADR ........................        33,936     1,439,565
                                                           -----------
NETHERLANDS (3.3%)
DISTRIBUTION/WHOLESALE (0.1%)
   Buhrmann N.V ..........................        18,321       181,214
                                                           -----------
ELECTRONIC & ELECTRICAL - GENERAL (1.7%)
   Philips Electronics N.V ...............        89,798     2,272,128
                                                           -----------
FOOD DIVERSIFIED (0.6%)
   Wessanen N.V ..........................        53,898       763,446
                                                           -----------
HUMAN RESOURCES (0.1%)
   United Services Group N.V. (a) ........         5,698       151,694
                                                           -----------
MANUFACTURING - CONSUMER GOODS (0.5%)
   Adidas Salomon AG .....................         3,823       642,412
                                                           -----------
OIL - INTEGRATED COMPANIES (0.3%)
   Royal Dutch Petroleum Company .........         5,233       342,109
                                                           -----------
                                                             4,353,003
                                                           -----------

NORWAY (0.5%)
TELECOM SERVICES (0.5%)
   Telenor ASA ...........................        88,200       705,314
                                                           -----------
SOUTH AFRICA (0.2%)
TELECOMMUNICATIONS (0.2%)
   MTN Group, Ltd. .......................        39,269       261,066
                                                           -----------
SOUTH KOREA (0.5%)
AUTOMOTIVE (0.5%)
   Hyundai Motor Co., Ltd. GDR (a) .......        38,529       635,729
                                                           -----------
SPAIN (1.4%)
BUILDING & CONSTRUCTION (0.1%)
   Fomento De Construc Y Contra ..........         3,157       178,069
                                                           -----------
UTILITIES - TELECOMMUNICATIONS (0.7%)
   Telefonica S.A ........................        58,751       963,055
                                                           -----------
WATER (0.6%)
   Aguas De Barcelona - Class A ..........        33,669       726,370
   Aguas De Barcelona S.A. (b) ...........           335         7,057
                                                           -----------
                                                               733,427
                                                           -----------
                                                             1,874,551
                                                           -----------

SWEDEN (0.1%)
AUTOMOTIVE (0.1%)
   Autoliv, Inc. (a) .....................         3,600       156,959
                                                           -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                            SHARES       VALUE
                                            -------   -----------
COMMON STOCKS, CONTINUED
SWITZERLAND (11.6%)
BANKS (0.6%)
   Ubs AG Registered ....................    10,681   $   833,476
                                                      -----------
CHEMICALS (0.7%)
   Lonza Group AG (a) ...................    17,411       963,957
                                                      -----------
FOOD PRODUCTS (3.1%)
   Lindt & Spruengli AG .................       431       643,389
   Nestle S.A ...........................    13,614     3,484,505
                                                      -----------
                                                        4,127,894
                                                      -----------

INSURANCE (2.1%)
   Baloise Holding, Ltd. ................    12,246       611,583
   Swiss Re .............................    34,507     2,121,851
                                                      -----------
                                                        2,733,434
                                                      -----------

INVESTMENT COMPANIES (0.8%)
   Pargesa Holding AG (a) ...............       287     1,050,579
                                                      -----------
PHARMACEUTICALS (4.2%)
   Novartis AG ..........................    59,974     2,857,130
   Roche Holding AG .....................    21,770     2,755,438
                                                      -----------
                                                        5,612,568
                                                      -----------

PUBLISHING (0.1%)
   Edipresse S.A ........................       245       124,268
                                                      -----------
                                                       15,446,176
                                                      -----------

UNITED KINGDOM (27.1%)
BANKS (5.2%)
   HBOS PLC .............................    66,751     1,029,562
   HSBC Holdings PLC ....................   130,115     2,075,683
   Lloyds TSB Group PLC .................   116,393       986,806
   Royal Bank of Scotland Group PLC .....    96,795     2,925,189
                                                      -----------
                                                        7,017,240
                                                      -----------

CHEMICALS (0.4%)
   Imperial Chemical Industries PLC .....   111,989       509,862
                                                      -----------
FINANCIAL SERVICES (0.9%)
   3I Group PLC .........................    98,044     1,191,501
                                                      -----------
INSURANCE (0.4%)
   Amlin PLC ............................   165,531       537,034
                                                      -----------
MEDICAL PRODUCTS (2.3%)
   Smith & Nephew PLC ...................   313,293     3,094,182
                                                      -----------
MINERALS (0.3%)
   Billiton PLC .........................    31,899       407,100
                                                      -----------
OIL COMP-INTERGRATED (8.0%)
   BP PLC ...............................   928,518     9,669,634
   Shell Transport & Trading Co., PLC       111,707     1,086,736
                                                      -----------
                                                       10,756,370
                                                      -----------

PHARMACEUTICALS (2.7%)
   GlaxoSmithKline PLC ..................   155,149     3,757,058
                                                      -----------
PHOTOGRAPHIC PRODUCTS (0.1%)
   Photo-Me International PLC (b) .......    68,281       131,569
                                                      -----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

                                                                               SHARES OR
                                                                               PRINCIPAL
                                                                                 AMOUNT        VALUE
                                                                               ---------    -------------
COMMON STOCKS, CONTINUED
REAL ESTATE OPERATORS/DEVELOPERS (0.8%)
   British Land Co., PLC .................................................        65,886    $   1,034,525
                                                                                            -------------
RETAIL (2.1%)
   Kingfisher PLC ........................................................       458,686        2,022,527
   Next PLC ..............................................................        27,201          735,729
                                                                                            -------------
                                                                                                2,758,256
                                                                                            -------------

UTILITIES - WATER (1.5%)
   United Utilities PLC (a) ..............................................       164,188        1,942,357
                                                                                            -------------
WIRELESS TELECOMMUNICATIONS (2.4%)
   Vodafone Group PLC ....................................................     1,301,046        3,171,576
                                                                                            -------------
                                                                                               36,308,630
                                                                                            -------------
TOTAL COMMON STOCKS ......................................................                    126,934,780
                                                                                            -------------
CORPORATE NOTES (1.0%)
COMMUNITY DEVELOPMENT (1.0%)
DOMESTIC (1.0%)
   MMA Community Development Investment, Inc., 1.93%, 7/1/05, (c)+ .......       495,000          495,000
   MMA Community Development Investment, Inc., 2.89%, 7/1/05, (c)+ .......       880,000          880,000
                                                                                            -------------
                                                                                                1,375,000
                                                                                            -------------
TOTAL CORPORATE NOTES ....................................................                      1,375,000
                                                                                            -------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING (9.0%)
SHORT TERM (9.0%)
   Northern Institutional Liquid Asset Portfolio..........................    11,913,285       11,913,285
                                                                                            -------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING ...............                     11,913,285
                                                                                            -------------
TOTAL INVESTMENTS (COST $124,578,989) (A) - 105.2% .......................                    140,223,065
   Liabilities in excess of other assets - (5.2)% ........................                     (6,899,820)
                                                                                            -------------
NET ASSETS - 100.0% ......................................................                  $ 133,323,245
                                                                                            =============

------------
(a)  All or part of this security was on loan, as of June 30, 2005.

(b)  Represents non-income producing securities.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

(d) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $186,795. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation .........     $ 16,750,655
Unrealized depreciation .........       (1,293,374)
                                      ------------
Net unrealized appreciation .....     $ 15,457,281
                                      ============

+ Variable rate security. Rates presented are the rates in effect at June 30, 2005. Date presented reflects next rate change date.

ADR- American Depository Receipt

GDR- Global Depository Receipt

PLC- Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value (cost $111,290,704)* .................................................   $126,934,780
Investment in affiliates, at value (cost $1,375,000) .......................................      1,375,000
Investments held as collateral for securities loaned, at value (cost $11,913,285) ..........     11,913,285
                                                                                               ------------
     Total Investments .....................................................................    140,223,065
                                                                                               ------------
Cash .......................................................................................      4,920,131
Foreign currency, at value (cost $68,694) ..................................................         68,694
Interest and dividends receivable ..........................................................        257,984
Receivable for capital shares issued .......................................................      1,213,094
Tax reclaim receivable .....................................................................        125,509
Prepaid expenses ...........................................................................         82,422
                                                                                               ------------
     Total Assets ..........................................................................    146,890,899
                                                                                               ------------
LIABILITIES:
Payable for securities loaned ..............................................................     11,913,285
Distributions payable to shareholders ......................................................      1,142,015
Payable for capital shares redeemed ........................................................        240,243
Accrued expenses and other payables:
   Investment advisory fees ................................................................        158,578
   Administration fees .....................................................................         22,020
   Distribution fees .......................................................................         37,051
   Other ...................................................................................         54,462
                                                                                               ------------
     Total Liabilities .....................................................................     13,567,654
                                                                                               ------------
NET ASSETS:
Capital ....................................................................................    147,678,571
Accumulated net investment loss ............................................................       (364,995
Accumulated net realized loss on investments and foreign currency transactions .............    (29,625,489
Unrealized appreciation of investments and foreign currency translations ...................     15,635,158
                                                                                               ------------
     Net Assets ............................................................................   $133,323,245
                                                                                               ============

Net Assets
   Class A .................................................................................   $110,232,743
   Class B .................................................................................     23,090,502
                                                                                               ------------
     Total .................................................................................   $133,323,245
                                                                                               ============

Shares outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A .................................................................................     10,541,905
   Class B .................................................................................      2,241,578
                                                                                               ------------
     Total .................................................................................     12,783,483
                                                                                               ============
Net asset value
   Class A - Redemption Price Per Share ....................................................   $      10.46
                                                                                               ============
   Class A - Maximum Sales Charge ..........................................................           5.25%
                                                                                               ============
   Class A - Maximum Offering Price Per Share
     (100%/(100%-Maximum Sales Charge) of
     net asset value adjusted to the nearest cent) .........................................   $      11.04
                                                                                               ============

   Class B - offering price per share** ....................................................   $      10.30
                                                                                               ============

------------------
*   Includes securities on loan, $11,470,366.

** Redemption price per share (Class B) varies by length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         STATEMENT OF OPERATIONS

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Dividend ...............................................................................   $  2,379,341
Foreign tax withholding ................................................................       (197,490)
Income from securities lending .........................................................         16,512
Interest from affiliates ...............................................................         18,186
                                                                                           ------------
     Total Investment Income ...........................................................      2,216,549
                                                                                           ------------

EXPENSES:
Investment advisory fees ...............................................................        654,838
Administration fees ....................................................................        134,995
Distribution fees-Class A ..............................................................        139,392
Distribution fees-Class B ..............................................................         87,895
Shareholder servicing fees-Class A .....................................................        139,392
Shareholder servicing fees-Class B .....................................................         29,298
Custodian fees .........................................................................         36,796
Accounting fees ........................................................................          8,586
Trustees' fees and expenses ............................................................          5,860
Other expenses .........................................................................         94,611
                                                                                           ------------
     Total expenses before reductions/reimbursements ...................................      1,331,663
   Expenses reduced by Distributor .....................................................       (151,112)
   Expenses reduced by Custodian .......................................................        (31,982)
                                                                                           ------------
     Net Expenses ......................................................................      1,148,569
                                                                                           ------------
Net Investment Income ..................................................................      1,067,980
                                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions and foreign currency transactions ...........      6,188,365
Change in unrealized appreciation (depreciation) of investments and foreign currency
   translations during the period ......................................................    (10,207,692)
                                                                                           ------------
Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .........................................................................     (4,019,327)
                                                                                           ------------
Net decrease in net assets resulting from operations ...................................   $ (2,951,347)
                                                                                           ============

SEE NOTES TO FINANCIAL STATEMENTS.

                                             STATEMENTS OF CHANGES IN NET ASSETS

MMA PRAXIS INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Six Months
                                                                                Ended         Year Ended
                                                                            June 30, 2005     December 31,
                                                                             (Unaudited)         2004
                                                                            -------------     ------------
From Investment Activities:
Net investment income ...................................................   $   1,067,980    $      54,672
Net realized gain on investments and foreign currency transactions ......       6,188,365           84,921
Change in unrealized appreciation (depreciation) of investments and
   foreign currency translations during the period ......................     (10,207,692)      17,646,871
                                                                            -------------    -------------
Net increase (decrease) in net assets resulting from operations .........      (2,951,347)      17,786,464
                                                                            -------------    -------------

Distributions to Class A Shareholders:
   From net investment income ...........................................      (1,003,286)        (321,650)

Distributions to Class B Shareholders:
   From net investment income ...........................................        (138,729)            (110)
                                                                            -------------    -------------
Change in net assets from distributions to shareholders .................      (1,142,015)        (321,760)
                                                                            -------------    -------------
Change in net assets from capital transactions ..........................        (964,133)       2,052,238
                                                                            -------------    -------------
Change in net assets ....................................................      (5,057,495)      19,516,942

Net Assets:
   Beginning of period ..................................................     138,380,740      118,863,798
                                                                            -------------    -------------
   End of period ........................................................   $ 133,323,245    $ 138,380,740
                                                                            =============    =============
Accumulated net investment (loss) .......................................   $    (364,995)   $    (290,960)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                              Class A Shares
                                        ----------------------------------------------------------------------------------------
                                        Six Months
                                        Ended June        Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                         30, 2005        December 31,   December 31,  December 31,   December 31,   December 31,
                                        (Unaudited)          2004           2003          2002            2001          2000
                                        ----------       ------------   ------------  ------------   ------------   ------------
Net Asset Value, Beginning of
Period ...............................  $    10.78        $     9.43     $     7.45    $     9.28     $    12.53     $    18.19
                                        ----------        ----------     ----------    ----------     ----------     ----------
Investment Activities:
   Net investment income .............        0.09              0.01           0.04          0.01           0.04           0.42
   Net realized and unrealized gains
     (losses) from investments .......       (0.31)             1.37           2.00         (1.79)         (3.23)         (4.04)
                                        ----------        ----------     ----------    ----------     ----------     ----------
   Total from Investment Activities...       (0.22)             1.38           2.04         (1.78)         (3.19)         (3.62)
                                        ----------        ----------     ----------    ----------     ----------     ----------
Distributions:
   Net investment income .............       (0.10)            (0.03)         (0.06)        (0.03)         (0.06)         (0.32)
   Net realized gains ................          --                --             --            --             --          (1.68)
   Tax return of capital .............          --                --             --         (0.02)            --          (0.04)
                                        ----------        ----------     ----------    ----------     ----------     ----------
   Total Distributions ...............       (0.10)            (0.03)         (0.06)        (0.05)         (0.06)         (2.04)
                                        ----------        ----------     ----------    ----------     ----------     ----------
Net Asset Value, End of Period .......  $    10.46        $    10.78     $     9.43    $     7.45     $     9.28     $    12.53
                                        ==========        ==========     ==========    ==========     ==========     ==========
Total Return (excludes sales charge)         (2.08%)(a)        14.68%         27.53%       (19.29%)       (25.42%)       (20.23%)
Ratios/Supplemental Data:
   Net Assets at end of period (000)    $  110,233        $  115,687     $   97,396    $   68,989     $   71,043     $   30,970
   Ratio of expenses to average net
     assets ..........................        1.59%(b)          1.63%          1.50%         1.45%          1.45%          1.45%
   Ratio of net investment income to
     average net assets ..............        1.69%(b)          0.16%          0.49%         0.11%          0.11%          1.99%
   Ratio of expenses to average net ..
     assets* .........................        1.89%(b)          2.01%          2.14%         2.24%          2.16%          2.25%
   Portfolio turnover (c) ............       24.94%            81.85%        145.51%        76.38%         61.33%         48.31%

--------------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a)  Not annualized.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                              Class B Shares
                                        -------------------------------------------------------------------------------------------
                                        Six Months
                                        Ended June        Year Ended       Year Ended    Year Ended      Year Ended     Year Ended
                                         30, 2005        December 31,     December 31,   December 31,   December 31,   December 31,
                                       (Unaudited)          2004             2003            2002           2001          2000
                                       -----------       ------------     ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period    $    10.62        $     9.32       $     7.39     $     9.23     $    12.51     $    18.21
                                        ----------        ----------       ----------     ----------     ----------     ----------
Investment Activities:
   Net investment income (loss) ......        0.06             (0.05)           (0.01)         (0.04)         (0.04)          0.31
   Net realized and unrealized gains
        (losses) from investments ....       (0.32)             1.35             1.98          (1.78)         (3.20)         (4.01)
                                        ----------        ----------       ----------     ----------     ----------     ----------
   Total from Investment Activities ..       (0.26)             1.30             1.97          (1.82)         (3.24)         (3.70)
                                        ----------        ----------       ----------     ----------     ----------     ----------
Distributions:
   Net investment income .............       (0.06)               -- (a)        (0.04)            --          (0.04)         (0.28)
   Net realized gains ................          --                --               --             --             --          (1.68)
   Tax return of capital .............          --                --               --          (0.02)            --          (0.04)
                                        ----------        ----------       ----------     ----------     ----------     ----------
   Total Distributions ...............       (0.06)               --            (0.04)         (0.02)         (0.04)         (2.00)
                                        ----------        ----------       ----------     ----------     ----------     ----------
Net Asset Value, End of Period .......  $    10.30        $    10.62       $     9.32     $     7.39     $     9.23     $    12.51
                                        ==========        ==========       ==========     ==========     ==========     ==========
Total Return (excludes redemption
     charge) .........................       (2.43%)(b)        13.95%           26.73%        (19.73%)       (25.92%)       (20.64%)

Ratios/Supplemental Data:
Net Assets at end of period (000) ....  $   23,090        $   24,094       $   21,468     $   17,608     $   22,364     $   30,317
Ratio of expenses to average net
     assets ..........................        2.24%(c)          2.28%            2.15%          2.00%          2.00%          2.00%
Ratio of net investment income to
     average net assets ..............        1.05%(c)         (0.49%)          (0.15%)        (0.44%)        (0.44%)         1.73%
Ratio of expenses to average net
     assets* .........................        2.39%(c)          2.51%            2.63%          2.74%          2.65%          2.74%
Portfolio turnover (d) ...............       24.94%            81.85%          145.51%         76.38%         61.33%         48.31%

-----------------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Distribution per share was less than $0.005.

(b) Not annuallized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                   NOTES TO FINANCIAL STATEMENTS

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively the "Funds"). Also known as the Intermediate Income Fund, Core Stock Fund, International Fund, and Value Index Fund.

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder serving agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on the experience, the Trust expects the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments.

The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services may use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds' Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Fund, the Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Funds' Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and the movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the pervious day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Swap Agreements:

The Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of Operations. For the period ended June 30, 2005, the Funds had securities on loan as follows:

                            Fee Paid to     Market     Market Value
                          Northern Trust   Value of      of Loaned
                             Company      Collateral    Securities
                          --------------  -----------  ------------
Intermediate Income Fund  $       12,081  $15,479,343  $ 14,218,994
Core Stock Fund                    1,359    4,834,298     4,696,885
Value Index Fund                     533    1,759,775     1,658,712
International Fund                11,008   11,913,285    11,470,366

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

Small account fees charged to individual shareholders, where applicable, are used to offset Fund expenses. For the period ended June 30, 2005, small account fees for the fiscal year ended December 31, 2004 were utilized to reduce Fund expenses. The reductions were $3,061, $11,428, $2,373 and

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

$14,494 for the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund, respectively.

Each Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the period ended June 30, 2005, custodian fees and expenses paid by third parties were $13,910, $14,140, $1,929 and $31,982 for the Intermediate Income Fund, the Core Stock Fund, the Value Index Fund and the International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less) for the period ended June 30, 2005 were as follows:

                           Purchases         Sales
                          -----------     -----------
Intermediate Income Fund  $53,474,472     $49,063,573
Core Stock Fund             8,688,947      15,846,415
Value Index Fund            8,295,295       4,287,130
International Fund         32,546,455      37,040,629

4. RELATED PARTY TRANSACTIONS:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the `'Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:
0.50% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses). Effective May 1, 2004, each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.85% and 1.30% for the Intermediate Income Fund, 1.25% and 1.90% for the Core Stock Fund, 0.95% and 1.50% for the Value Index Fund and 1.50% and 2.15% for the International Fund. Effective May 1, 2005, the Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser under the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.86% and 1.31% for the Intermediate Income Fund, 1.26% and 1.91% for the Core Stock Fund, 0.96% and 1.51% for the Value Index Fund and 1.50% and 2.15% for the International Fund. For the period ended June 30, 2005, the Adviser reimbursed the Intermediate Income Fund $159,909. For the period ended June 30, 2005, the Core Stock Fund, Value

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

Index Fund and International Fund repaid the Adviser in the amounts of $1,872, $29,569 and $47,451, respectively, for fees waived for the year ended December 31, 2002.

As of June 30, 2005 the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser.

FUND                      FEES WAIVED   REPAYMENT EXPIRES  BALANCE
------------------------  -----------   -----------------  -------
Intermediate Income Fund     2002             2005         429,721
                             2003             2006         384,992
                             2004             2007         365,525
                             2005             2008         159,909

Core Stock Fund              2002             2005         810,251
                             2003             2006         549,482
                             2004             2007         446,557

Value Index Fund             2002             2005          74,722
                             2003             2006          65,343

International Fund           2002             2005         480,914
                             2003             2006         428,062
                             2004             2007         227,962

BISYS Fund Services ("BISYS") serves the Funds as Administrator. Under the terms of the agreement effective July 1, 2003, BISYS receives fees for administration, transfer agent, and fund accounting services computed daily at an annual rate of each Fund's average daily net assets. The fees for the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund are .30%, .35%, .30%, and .40%, respectively.

Pursuant to a Distribution Agreement between the Trust and BISYS Fund Services Limited Partnership, BISYS Fund Services Limited Partnership serves as the Funds' distributor ("Distributor"). Under a distribution (12b-1) plan adopted by the Trust, each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the period ended June 30, 2005, the Distributor received approximately $421,244 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $16,097 went to affiliated dealers.

The Funds have contracted with BISYS to provide certain compliance services on behalf of the Funds. Subject to the direction and control of the Trustees, BISYS has developed and assisted in implementing a compliance program on behalf of the Funds and provides the Chief Compliance Officer to the Funds.

Certain officers of the Trust are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

BISYS is a subsidiary of The BISYS Group, Inc.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
JUNE 30, 2005 (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds are summarized below:

                                           Intermediate Income Fund            Core Stock Fund
                                       -------------------------------  ------------------------------
                                       Six Months                        Six Months
                                       Ended            Year Ended       Ended            Year Ended
                                       June 30, 2005    December 31,     June 30, 2005    December 31,
                                       (Unaudited)      2004             (Unaudited)      2004
                                       -------------    ------------     -------------    ------------
Capital Transactions:
Class A Shares:
      Proceeds from shares issued      $  17,317,738    $  33,778,593    $  15,013,983    $  32,039,777
      Proceeds from transfer                      --      171,836,168               --      130,229,953
        in-kind
      Dividends reinvested                 3,633,185        3,495,431          451,479          856,911
      Cost of shares redeemed            (14,137,193)     (20,142,179)     (15,606,586)     (14,459,512)
                                       -------------    -------------    -------------    -------------
          Class A Share  Transactions  $   6,813,730    $ 188,968,013    $    (141,124)   $ 148,667,129
                                       -------------    -------------    -------------    -------------


Class B Shares:
      Proceeds from shares issued      $   1,864,416    $   4,491,607    $   3,649,804    $   7,562,743
      Dividends reinvested                   647,855        1,653,704                9          197,483
      Cost of shares redeemed             (3,644,919)     (10,605,069)     (12,179,011)     (21,134,424)
                                       -------------    -------------    -------------    -------------
          Class B Share Transactions   $  (1,132,648)   $  (4,459,758)   $  (8,529,198)   $ (13,374,198)
                                       -------------    -------------    -------------    -------------

Net increase (decrease)
           from capital transactions   $   5,681,082    $ 184,508,255    $  (8,670,322)   $ 135,292,931
                                       =============    =============    =============    =============
Share Transactions:
Class A Shares:
      Issued                               1,745,114        3,394,143        1,094,529        2,398,766
      Issued from transfer in-kind                --       17,501,087               --       10,008,066
      Reinvested                             366,595          351,392           32,883           61,252
      Redeemed                            (1,424,930)      (2,023,466)      (1,135,143)      (1,080,862)
                                       -------------    -------------    -------------    -------------
          Change in Class A Shares           686,779       19,223,156           (7,731)      11,387,222
                                       -------------    -------------    -------------    -------------


Class B Shares:
      Issued                                 188,000          451,560          276,142          584,909
      Reinvested                              65,426          167,265                1           14,596
      Redeemed                              (367,551)      (1,067,030)        (918,938)      (1,634,687)
                                       -------------    -------------    -------------    -------------
          Change in Class B Shares          (114,125)        (448,205)        (642,795)      (1,035,182)
                                       -------------    -------------    -------------    -------------

Net increase (decrease)
      from share transactions                572,654       18,774,951         (650,526)      10,352,040
                                       =============    =============    =============    =============
                                             Value Index Fund                 International Fund
                                       ------------------------------   -----------------------------
                                       Six Months                       Six Months
                                       Ended             Year Ended     Ended            Year Ended
                                       June 30, 2005     December 31,   June 30, 2005    December 31,
                                       (Unaudited)       2004           (Unaudited)      2004
                                       -------------     ------------   -------------    ------------
Capital Transactions:
Class A Shares:
      Proceeds from shares issued      $  4,145,787      $ 7,063,609    $   7,687,207    $  14,958,246
      Proceeds from transfer                     --               --               --               --
        in-kind
      Dividends reinvested                  203,753          501,696          837,763          279,065
      Cost of shares redeemed            (1,641,867)      (2,793,313)      (9,208,127)     (12,844,688)
                                       ------------      -----------    -------------    -------------
          Class A Share Transactions   $  2,707,673      $ 4,771,992    $    (683,157)   $   2,392,623
                                       ------------      -----------    -------------    -------------


Class B Shares:
      Proceeds from shares issued      $  1,883,033      $ 3,039,809    $   1,434,783    $   2,078,255
      Dividends reinvested                   46,708           92,926          134,393              110
      Cost of shares redeemed              (624,773)        (442,233)      (1,850,152)      (2,418,750)
                                       ------------      -----------    -------------    -------------
          Class B Share Transactions   $  1,304,968      $ 2,690,502    $    (280,976)   $    (340,385)
                                       ------------      -----------    -------------    -------------

Net increase (decrease)
           from capital transactions   $  4,012,641)     $ 7,462,494    $    (964,133)   $   2,052,238
                                       ============      ===========    =============    =============
Share Transactions:
Class A Shares:
      Issued                                437,762          793,952          722,377        1,558,892
      Issued from transfer in-kind               --               --               --               --
      Reinvested                             20,791           55,434           80,092           29,594
      Redeemed                             (173,188)        (311,876)        (863,616)      (1,318,678)
                                       ------------      -----------    -------------    -------------
          Change in Class A Shares          285,365          537,510          (61,147)         269,808
                                       ------------      -----------    -------------    -------------


Class B Shares:
      Issued                                199,367          342,824          136,294          218,069
      Reinvested                              4,781           10,239           13,048                9
      Redeemed                              (66,097)         (49,880)        (176,168)        (253,891)
                                       ------------      -----------    -------------    -------------
          Change in Class B Shares          138,051          303,183          (26,826)         (35,813)
                                       ------------      -----------    -------------    -------------

Net increase (decrease)
      from share transactions               423,416          840,693          (87,973)         233,995
                                       ============      ===========    =============    =============

6. OTHER INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-762-6212; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-762-6212; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

MMA Praxis Mutual Funds file their schedule of portfolio holdings with the Securities and Exchange Commission, on Form N-Q, within sixty days after the applicable reporting period. MMA Praxis Mutual Funds' Form N-Q for the first and third quarters of each fiscal year is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling 800-762-6212.

MMA PRAXIS MUTUAL FUNDS
ADDITIONAL FUND INFORMATION
JUNE 30, 2005 (UNAUDITED)

Security Allocation:

The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following industries as of the period ended June 30, 2005:

Intermediate Fund

                                       Percentage of
Security Allocation                      Net Assets
-------------------------------------  -------------
Corporate Bonds                            32.1%
Fannie Mae                                 29.4%
Freddie Mac                                24.4%
Securities Lending Collateral               5.6%
Government National Mortgage Assoc.         2.8%
Asset Backed Securities                     2.4%
Collateralized Mortgage Obligations         2.2%
Federal Home Loan Bank                      2.2%
Corporate Notes                             1.2%
Mutual Funds                                0.6%
Medium Term Notes                           0.4%
Interest Only Bonds                         0.3%
Municipal Bonds                             0.3%
Small Business Administration               0.0%
                                          -----
Total                                     103.9%
                                          =====

Core Stock Fund

                                       Percentage of
Security Allocation                      Net Assets
-------------------------------------  -------------
Common Stocks                              94.2%
U.S. Government Agencies - Discount
Notes                                       3.2%
Securities Lending Collateral               1.6%
Corporate Notes                             1.2%
                                          -----
Total                                     100.2%
                                          =====

Value Index Fund

                                       Percentage of
Security Allocation                     Net Assets
-------------------------------------  -------------
Common Stocks                              99.1%
Securities Lending Collateral               3.7%
Corporate Notes                             0.7%
                                          -----
Total                                     103.5%
                                          =====

International Fund

                                       Percentage of
Security Allocation                      Net Assets
-------------------------------------  -------------
United Kingdom                             27.1%
Japan                                      15.6%
France                                     15.5%
Switzerland                                11.6%
Securities Lending Collateral               9.0%
Germany                                     7.6%
Netherlands                                 3.3%
Ireland                                     2.0%
Italy                                       1.7%
Hong Kong                                   1.6%
Spain                                       1.4%
Bermuda                                     1.3%
Mexico                                      1.1%
Belgium                                     1.0%
Corporate Notes - Domestic                  1.0%
Australia                                   0.8%
Canada                                      0.6%
Hungary                                     0.6%
Norway                                      0.5%
South Korea                                 0.5%
Austria                                     0.4%
Czech Republic                              0.4%
Argentina                                   0.3%
South Africa                                0.2%
Sweden                                      0.1%
                                          -----
Total                                     105.2%
                                          =====

Expense Comparison

As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

MMA PRAXIS MUTUAL FUNDS
ADDITIONAL FUND INFORMATION, CONTINUED
JUNE 30, 2005 (UNAUDITED)

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                     BEGINNING       ENDING        EXPENSE PAID     EXPENSE RATIO
                                   ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*   DURING PERIOD**
                                       1/1/05        6/30/05     1/1/05 - 6/30/05  1/1/05 - 6/30/05
                                   -------------  -------------  ----------------  ----------------
Intermediate Income Fund  Class A  $  1,000.00     $  1,021.50      $   4.56            0.91%
                          Class B     1,000.00        1,019.20          6.81            1.36%

Core Stock Fund           Class A     1,000.00          984.00          6.44            1.31%
                          Class B     1,000.00          980.80          9.63            1.96%

Value Index Fund          Class A     1,000.00        1,000.80          5.01            1.01%
                          Class B     1,000.00          999.40          7.73            1.56%

International Fund        Class A     1,000.00          979.20          7.80            1.59%
                          Class B     1,000.00          975.70         10.97            2.24%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING       ENDING        EXPENSE PAID     EXPENSE RATIO
                                   ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD*   DURING PERIOD**
                                       1/1/05        6/30/05     1/1/05 - 6/30/05  1/1/05 - 6/30/05
                                   -------------  -------------  ----------------  ----------------
Intermediate Income Fund  Class A   $  1,000.00    $  1,020.28      $   4.56             0.91%
                          Class B      1,000.00       1,018.05          6.80             1.36%

Core Stock Fund           Class A      1,000.00       1,018.30          6.56             1.31%
                          Class B      1,000.00       1,015.08          9.79             1.96%

Value Index Fund          Class A      1,000.00       1,019.79          5.06             1.01%
                          Class B      1,000.00       1,017.06          7.80             1.56%

International Fund        Class A      1,000.00       1,016.91          7.95             1.59%
                          Class B      1,000.00       1,013.69         11.18             2.24%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

                                                          MANAGEMENT OF TRUSTEES

MANAGEMENT OF TRUSTEES
(UNAUDITED)

                                                                                                                           NUMBER OF
                                        POSITION HELD  TERM OF OFFICE                                                     PORTFOLIOS
                                        WITH THE       AND LENGTH OF    PRINCIPAL OCCUPATION DURING                  OVERSEEN WITHIN
NAME AND ADDRESS             BIRTHDATE  TRUST          TIME SERVED      THE PAST FIVE YEARS                         THE FUND COMPLEX
---------------------------  ---------  -------------  ---------------  ------------------------------------------  ----------------
Howard L. Brenneman*          3/26/40   Chairman and   Indefinite,      President and CEO, Mennonite Mutual Aid               4
1110 North Main Street                  Trustee        Since 12/2/93    (December 1991-present); Business and
Goshen, IN 46528                                                        Financial Consultant and Director of
                                                                        Strategic Planning and Development,
                                                                        Prairie View, Inc., mental health facility
                                                                        (1986-1991)

Karen Klassen Harder, Ph.D.   1/22/56   Trustee        Indefinite,      Professor, Bluffton University (September              4
118 Sunset Drive                                       Since 12/2/93    2001-present); Professor, Bethel College
Bluffton, OH 45817                                                      (January 1990-2001)

Richard Reimer, Ph.D.         10/6/31   Trustee        Indefinite,      Retired. Professor of Economics - Emeritus             4
5760 Fox Lake Road                                     Since 12/2/93    since 1996, The College of Wooster (1962-
Smithville, OH 44677                                                    1996); formerly Board member, Mennonite
                                                                        Mutual Aid, Goshen, Indiana (through
                                                                        December 2001)

Donald E. Showalter, Esq.     2/23/41   Trustee        Indefinite,      Senior Partner, the law firm of Wharton,               4
Wharton, Aldhizer & Weaver                             Since 12/2/93    Aldhizer & Weaver (June 1965-present);
PO Box 20028                                                            Director, Rockingham Heritage Bank (April
Harrisonburg, VA 22801                                                  1998-present)

Allen Yoder, Jr.               8/4/27   Trustee        Indefinite,      Retired; President, Jayco, Inc.,                       4
59566 CR 31                                            Since 12/2/93    manufacturer of recreational vehicles
Middlebury, IN 46540                                                    (September 1993-1994); President, Deutsch
                                                                        Kase Haus, cheese manufacturer (1985-2002)

Bruce Harder*                 1/17/41   Trustee        Indefinite,      Retired Executive Director for Finance and             4
2555 NE 28th Ave.                                      Since 2/11/00    Administration, Tri-Met, the Tri-County
Portland, OR 97212                                                      Metropolitan Transportation District of
                                                                        Oregon, public transportation system for
                                                                        Portland, Oregon (1986-2003); Chairman of
                                                                        the Board, Mennonite Mutual Aid, Goshen,
                                                                        Indiana (1997-2003)

R. Clair Sauder               1/11/43   Trustee        Indefinite,      Partner, Encore Enterprises, LLC, retail               4
630 Millcross Road                                     Since 6/30/02    home furnishings (May 2001-present);
Lancaster, PA 17601                                                     Partner, C&D Enterprises Unlimited,
                                                                        commercial real estate (1982-present)

John L. Liechty               6/12/54   President      Indefinite,      Executive Management, Mennonite Mutual Aid             4
1110 North Main Street                                 Since 8/19/97    (1976-present)
Goshen, IN 46528

Marlo J. Kauffman             9/19/56   Vice President Indefinite,      Financial Services Operation Manager,                  4
1110 North Main Street                                 Since 12/2/93    Mennonite Mutual Aid (1981-present);
Goshen, IN 46528                                                        President, MMA Securities, Inc. (2003-
                                                                        present); OSJ Principal, ProEquities,
                                                                        Inc., a broker-dealer (1994-present)

Walter B. Grimm                6/3/45   Vice President Indefinite,      Senior Vice President, BISYS Fund Services             4
3435 Stelzer Rd                                        Since 12/2/93    (1992-present)
Columbus, OH 43219

Trent Statczar                8/31/71   Treasurer      Indefinite,      Vice President, BISYS Fund Services                    4
3435 Stelzer Rd                                        Since 8/19/02    (2003-present); Financial Services
Columbus, OH 43219                                                      Director, BISYS Fund Services (2000-2003);
                                                                        Financial Services Manager, BISYS Fund
                                                                        Services (1998-2000)

George Stevens                2/10/51   Chief          Indefinite,      Vice President, BISYS Fund Services                    4
3435 Stelzer Rd                         Compliance     Since 5/19/98    September (1996-present)
Columbus, OH 43219                      Officer

Kinga Kapuscinski             6/30/72   Secretary      Indefinite,      Assistant Counsel, BISYS Fund Services
100 Summer Street                                      Since 2/28/05    (2004-present); Associate, Goodwin Procter
Suite 1500                                                              LLP (2001-2004); Senior Federal Law
Boston MA 02110                                                         Clerk and Federal Law Clerk, U.S. District
                                                                        Court for the District of Massachusetts
                                                                        (1999-2001)

Alaina V. Metz                 4/7/67   Assistant      Indefinite,      Vice President, BISYS Fund Services (2002-             4
3435 Stelzer Rd                         Secretary      Since 11/12/96   present); Chief Administration Officer,
Columbus, OH 43219                                                      BISYS Fund Services (1995-present)

-------------
* This trustee is an "interested" person under the Investment Company Act of 1940 because of his affiliation with the Adviser.

                               INVESTMENT ADVISER
                             MMA Capital Management
                              Post Office Box 483
                              Goshen, Indiana 46527

                             INVESTMENT SUB-ADVISER
                            (International Fund only)
                     Evergreen Investment Management Co. LLC
                               200 Berkley Street
                          Boston, Massachusetts 02116

                                  ADMINISTRATOR
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                   DISTRIBUTOR
                     BISYS Fund Services Limited Partnership
                                100 Summer Street
                          Boston, Massachusetts 02110

                                  LEGAL COUNSEL
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                          Boston, Massachusetts 02116

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                               Ernst & Young, LLP
                              41 South High Street
                              Columbus, Ohio 43215

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                              Columbus, Ohio 43219

MMA PRAXIS MUTUAL FUNDS
3435 STELZER ROAD
COLUMBUS, OHIO 43219

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

              (i) Has at least one audit committee financial expert serving on its audit committee; or

             (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

              (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

             (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MMA Praxis Mutual Funds
             ------------------------------------------------------------------

By (Signature and Title)* /s/ Trent Statczar          Trent Statczar, Treasurer
                         ------------------------------------------------------

Date 9/8/05
     ------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Trent Statczar          Trent Statczar, Treasurer
                          -----------------------------------------------------

Date 9/8/05
     ------

By (Signature and Title)* /s/ John L. Liechty         John L. Liechty, President
                          ---- -------------------------------------------------

Date 8/16/05
     -------

* Print the name and title of each signing officer under his or her signature.